UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-09025

New Covenant Funds

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esp.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: June 30, 2018

Date of reporting period: June 30, 2018

Item 1.	Reports to Stockholders.

NEW COVENANT FUNDS®

SEI New ways. New answers.®

June 30, 2018

ANNUAL REPORT

New Covenant Funds

NewCovenantFunds.com

June 30, 2018 ANNUAL REPORT New Covenant Funds New Covenant Growth Fund New Covenant Income Fund New Covenant Balanced Growth Fund New Covenant Balanced Income Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the ‘‘Commission’’) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-835-4531; and (ii) on the Commission’s website at http://www.sec.gov.

NEW COVENANT FUNDS — June 30, 2018 (Unaudited)

To Our Shareholders:

Financial markets completed the fiscal year without any enduring missteps in an environment defined by strong investor appetite for higher-risk market segments. Fixed-income performance ran the gamut regarding strength across markets—with high-yield debt near the top end and U.S. Treasurys at the bottom, in keeping with the risk-on sentiment. However, the second half of the fiscal year saw the sudden return of volatility to the markets. The VIX index rose to a three-year high, and risk-asset prices fell sharply in February, with the S&P 500 Index touching down 10% from its earlier highs before a range-bound recovery through the end of the fiscal year. Robust economic data and consumer confidence in a healthy economy likely prevented a more sizeable market correction. By the end of the reporting period, trade war concerns served as a significant catalyst while markets tried to gain support from robust macro data and earnings momentum.

Most of the expectations we had at the start of the Funds’ most recently completed fiscal year, from the start of July 2017 through the end of June 2018, were actualized. The pace of interest-rate increases by the Federal Reserve (Fed) largely followed the market’s projections. U.S. Treasury yields increased across the curve during the fiscal year as a combination of policy, fundamental and political events influenced the markets. Short-term rates rose by a greater magnitude than long-term rates after the Federal Reserve raised rates three times during the reporting period, and the yield curve flattened to a post-recession low. Strength in the euro relative to the U.S. dollar for most of the fiscal year prevented a quick end to the European Central Bank’s (ECB) commitment to stimulus; the Japanese yen remained mostly range-bound while the Bank of Japan (BOJ) held monetary policy stable through the fiscal year. China’s currency hit a low toward the end of the fiscal period amid trade-related tensions.

Oil prices gained during the fiscal year, supported by rising global demand and geopolitical tensions, as well as news that Saudi Arabia and Russia would extend an agreement to curb output.

We suggested that market sentiment would remain attuned to geopolitical developments; these accounted for the only significant exceptions to the global tranquility trend. Also, a fixation on tax reform and continued yield-curve flattening drove market movements throughout the latter part of the fiscal year.

Geopolitical events

Geopolitical threats and an assortment of other noneconomic influences continued in various regions: civil war and domestic struggle in parts of the Middle East and Africa, the suffering of refugees and migrants in bordering countries and Europe, and acts of global terror. Severe unrest continued in some regions of the Middle East, driven by the conflicting and overlapping regional interests of extremist groups, nationalist fighters and state actors.

In the U.S., the controversy over President Trump’s response to violent clashes between protesters in Charlottesville, Virginia briefly drove market sentiment early in the fiscal period after the president dissolved two advisory councils. Setbacks in the Trump administration’s efforts to repeal and replace Obamacare initially sparked volatility, as investors assumed that tax and budget resolutions would have to wait until healthcare legislation was resolved. Trump demonstrated a commitment to follow through on tighter U.S. immigration policy that authorized U.S. border agents to separate children from parents who crossed the border illegally. The ongoing special counsel investigation on the possibility of collusion between Donald Trump’s presidential campaign and Russia remained topical. However, longer-term market reactions to geopolitical events were surprisingly muted.

U.S. equities were hit toward the end of the fiscal year by fears of a global trade war after President Trump announced tariffs on steel and aluminum imports. The Trump administration cited national security concerns as it imposed steel and aluminum tariffs on the EU, Canada and Mexico; this came after the expiration of a two-month waiver that had been extended to these major trading partners, which have traditionally been U.S. allies. All three responded with rebukes and retaliatory measures in the form of tariffs on U.S. goods; additionally, the EU opened a formal case with the World Trade Organization. The Chinese government appeared to step back from assurances that it would underwrite increased purchases of American products as part of negotiations to reduce its trade imbalance with the U.S., bristling at re-proposed plans by the Trump administration to apply China-specific tariffs.

Immigration became a key point of contention in the U.S. and Europe at the end of the fiscal year. The Trump administration enacted a zero-tolerance policy that targeted illegal immigration at the southern border; this attracted condemnation from across the political spectrum for its practice of separating and detaining families, including children. In Europe, the governing coalitions in Italy and Germany pointed a spotlight on the issue, forcing action at a European Council meeting in late June with a deal that seeks to establish an EU-wide approach centered on financial-burden sharing and more restrictive borders.

New Covenant Funds / Annual Report / June 30, 2018	1

NEW COVENANT FUNDS — June 30, 2018 (Unaudited) (Continued)

A raft of political surprises unfolded during the fiscal period, but most played only a minor role in market movements. Brexit negotiators continued struggling to find a way around the Irish border. A Brexit proposal by U.K. negotiators for Northern Ireland to have joint EU and U.K. status was floated to avoid hard borders, but it did not appear to garner much support; still, Brexit negotiations were less critical to investors globally than was Europe’s sustained economic expansion. While the euro’s appreciation versus sterling may offer a clue about the market’s perception of post-divorce relative advantages, both currencies gained against the U.S. dollar. The U.K. Conservative party relinquished its parliamentary majority and was forced to seek a partner to form a minority government.

The swearing in of Italy’s Prime Minister Giuseppe Conte—a relative newcomer to politics—signaled continued viability of the euro-skeptic coalition, which formed from the two populist parties that won the country’s March election. Financial markets were rattled in May by the anti-EU implications of the new Italian government taking shape, then again as a rejection of the coalition’s first choice for economy minister seemed to set the stage for another round of elections and associated delays. Spain’s government also experienced turnover as center-right Prime Minister Mariano Rajoy suffered a no-confidence vote and was replaced by socialist leader Pedro Sanchez at the beginning of June.

Rogue-state nuclear programs earned a significant share of the spotlight: North Korean Supreme Leader Kim Jong-Un announced a willingness to mothball his country’s efforts and, in an unprecedented display of unity, crossed the border as he clasped hands with South Korean President Moon Jae-in. Trump also stated that aggression from North Korea would be met with “fire and fury.” An eventual meeting with North Korea’s leader garnered headlines but ended with vague commitments. Elsewhere, Israeli Prime Minister Benjamin Netanyahu televised evidence of the Iranian Republic’s plans to reignite its nuclear ambitions—raising questions about Iran’s adherence to the terms of its multi-party disarmament agreement. Although the International Atomic Energy Agency refuted the claims, President Trump signaled he would back out of the accord.

Economic performance

U.S. economic growth rebounded solidly at the start of the fiscal period, as consumer spending boosted the economy. Third-quarter GDP grew at the fastest annual rate in three years, supported by a rebound in government investment and business spending on equipment. However, fourth-quarter growth slowed slightly to a 2.9% yearly rate as strong consumer spending drove a surge in imports. Preliminary first-quarter economic growth was reported at a 2.3% annualized rate—in line with the typically mild pace of the three-month period ending March, yet slower than the rate of expansion recorded in the fourth quarter.

The labor market remained historically strong throughout the year: the unemployment rate fell, finishing the period at 4.0%, near an 18-year low, while the labor-force participation rate ended at 62.9%, slightly higher than a year ago. Average hourly earnings gained, bouncing around a mean of about 0.2% growth per month over the year; although a modest increase in price pressures weighed on real personal income growth as the period progressed. The Fed raised its target interest rate just before the fiscal period began, as well as three times during the period, with two additional rate increases still projected for the remainder of 2018. The Fed also began to unwind its balance sheet starting in October, reversing some of the quantitative easing that has been so supportive of bond prices in recent years.

The ECB held its benchmark interest rate unchanged at a historic low through the fiscal period, while the Bank of England raised its official bank rate for the first time in ten years, by 0.25%. Quarterly growth in the eurozone slowed in the first quarter, after growing at its quickest pace since 2011 during the fourth quarter at a time that many thought would be plagued by political uncertainty. Year-on-year growth was 2.5% at the end of the first quarter of 2018. The U.K. economy grew just 1.2% year-on-year through the first quarter of 2018 as Brexit uncertainty continued to hurt the economy and a weakened pound dampened consumer spending to its lowest level in almost six years.

Japanese GDP grew just 1.1% year-on-year at the end of the first quarter of 2018; the BOJ maintained monetary stimulus in an attempt to drive higher inflation. Meanwhile, economic growth in China expanded by 6.8% year-on-year in the first quarter of 2018 after China’s government provided substantial fiscal stimulus early in the period to support the government’s growth goals, targeted at 6.5%.

2	New Covenant Funds / Annual Report / June 30, 2018

Market developments

For the fiscal year ending June 30, 2018, growth stocks in general and the technology sector, in particular, outperformed, while high-dividend-yield segments of the market, such as utilities, lagged as they were seen as less attractive in a rising interest-rate environment. Stocks corrected in the first quarter of 2018, with the S&P 500 Index falling close to 10% from its all-time high, precipitated by indications of accelerating U.S. inflation and similar concerns that future interest-rate increases by the Fed could come quicker than anticipated. The index had recovered most of that loss by the end of the fiscal year, and the current bull market is now the second-longest on record.

Energy stocks outperformed globally, while the telecommunications services sector ended in the red, presumably weakened by the repeal of net-neutrality regulations in the U.S.

Growth typically outperformed value, as internet-commerce and information-technology stocks were the best-performing sectors for the full fiscal year, while the utilities and telecommunication services sectors lagged. The final quarter of the fiscal period helped propel the FTSE/Russell 1000 Growth Index to 22.51% for the reporting year, while the FTSE/Russell 1000 Value Index returned 6.77% over the same period.

Small-cap stock outperformance pivoted higher as well. U.S. small caps (FTSE/Russell 2000 Index) outpaced large caps (FTSE/Russell 1000 Index), delivering 17.57% and 14.54%, respectively.

European growth and inflation accelerated during the fiscal year, and unemployment fell. Equities remained bolstered by accommodative monetary policy from the ECB, which only slightly began to remove stimulus; the euro finished up 1.06% versus the U.S. dollar for the year.

Looking back on market performance for the full period, the FTSE UK Series All-Share Index was up 10.81% in U.S. dollar terms and 9.02% in sterling, as Brexit concerns continued to overshadow the outlook for businesses. The MSCI ACWI Index, a proxy for global equities in both developed and emerging markets, rose 10.73% in U.S. dollar terms; U.S. markets did better, as the S&P 500 Index returned 14.37%.

Emerging markets failed to keep pace with the developed world across asset classes amid a synchronized global economic expansion. The MSCI Emerging Markets Index finished the fiscal year up 8.20% in U.S. dollar terms, losing about half its year-to-date gains over the second half of the fiscal period.

Asia, notably China and Japan, was the top-performing international region for equity markets; Europe was positive over the period but lagged behind, while Latin America finished down for the fiscal period after a final-quarter selloff.

The risk-on sentiment that pushed equities higher was also visible in fixed-income markets, with high-yield outperforming government bonds. A continuing theme for U.S. fixed-income markets was the flattening yield curve. Yields for 10-year government bonds rose and ended the period 54 basis points higher at 2.85%, while 2-year yields climbed 114 basis points during the year to 2.52%. The U.S. Treasury yield curve flattened to a 10-year low, with short-term yields rising more than long-term yields. The Fed hiked rates three times during the fiscal period and pushed short-term yields higher, while longer-term bond yields were flat as inflationary and long-term economic growth expectations remained subdued.

Front-end Treasury yields moved higher in response to the Fed increasing the fed-funds target rate to 1.75%-2.00%, marking the seventh rate hike during this tightening cycle. The Fed’s interest-rate projections, known as the dot plot, still suggest two additional rate hikes in 2018, subject to inflation moving toward, and staying in a band around, the Federal Open Market Committee’s 2% target. Jerome Powell succeeded Janet Yellen as Fed Chair, Randal Quarles was named vice chair for bank supervision and Marvin Goodfriend, the former Fed economist, was chosen to fill one of three open governor seats. President Trump signed the Tax Cuts and Jobs Act into law, introducing several new policies, including a cap on state and local tax deductions, a one-time repatriation tax on overseas cash, a move to a territorial tax system and a permanent drop in the corporate tax rate from 35% to 21%.

Inflation-sensitive assets, such as commodities and Treasury Inflation-Protected Securities, gained. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) rose 7.35% during the period, as oil price increases and metal sector gains far outpaced weakness in the agriculture sector, while the Bloomberg Barclays 1-10 Year US TIPS Index (USD) edged 1.45% higher.

The price of oil ended the year up 70.1% and finished the period near its fiscal-year high.

New Covenant Funds / Annual Report / June 30, 2018	3

NEW COVENANT FUNDS — June 30, 2018 (Unaudited) (Continued)

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, climbed 1.36% in U.S. dollar terms during the reporting period, while the high-yield market did slightly better, with the ICE BofAML US High Yield Constrained Index up 2.54%.

U.S. investment-grade corporate debt was marginally lower, as the Bloomberg Barclays Investment Grade US Corporate Index returned -0.83%. U.S. asset-backed securities and mortgage-backed securities both managed marginal gains during the fiscal year despite facing headwinds from rising interest rates and expectations for further rate increases.

Emerging-market debt delivered strong performance. The J.P. Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, lost 2.33% in U.S. dollar terms during the reporting period, trending lower after an impressive rally in the first half of the period. The J.P. Morgan EMBI Global Diversified Index, which tracks emerging-market debt denominated in external currencies (such as the U.S. dollar), slid 1.60%.

Our view

Investors were raging bulls at the beginning of 2018 as equity prices vaulted higher. But that optimism faded dramatically as the news flow turned less favourable. As far as we’re concerned, that’s okay—because the potential for a meaningful advance in equities is greater when investors are pessimistic and bad news is already largely discounted in the price of riskier assets.

If one believes, as we do, that the global economy is sound and that the political uncertainties currently roiling markets will be contained, then the proper course (in our view) is to remain exposed to equities and other risk assets and ride out the short-term ups and downs.

The economic data coming out of Europe has been hugely disappointing this year. Instead of building upon the improved business activity of 2016 and 2017, there has been a widespread deceleration. At SEI, we have been reluctant to get too bearish on Europe’s fundamentals, but there’s no denying that financial-market participants are disbelievers. Analysts’ 2018 and 2019 earnings-growth estimates for the companies within the MSCI EMU (European Economic and Monetary Union) Index are quite low compared to those of other major regions and countries.

ECB President Mario Draghi and other bank governors decided to conclude net asset purchases by the end of this year because they view deflation risks as having moderated significantly. Since the ECB will no longer be a price-insensitive buyer of eurozone debt, we could see yield spreads rise as investors demand a risk premium for those countries with a heavy debt burden relative to the size of their economy. Italy’s new government wants to institute several expensive propositions that would blow a hole in the government’s budget, likely causing the country’s bonds to be further discounted by investors—with other periphery bond yields rising in sympathy.

Recent U.K. economic data reports, like those of other countries in Europe, suggest that Great Britain is wending its way through a soft patch. Underlying growth nevertheless appears solid, indicating the U.K. economy is in stable condition; although the trade sector looks to be a problem spot.

The biggest source of uncertainty facing the U.K. is its looming withdrawal from the EU. The Conservative Party’s internal fight over the country’s future relationship with the EU has stalled progress toward a clear post-Brexit status. Maybe it’s sheer coincidence, but sterling versus the U.S. dollar is almost where it was the day after the Brexit vote on 23 June 2016. The recent trend has been to the downside, as currency-market participants worry about the rising odds of a hard Brexit and more-thorough disruption of U.K. trade with the EU. We would not be surprised to see further downside volatility in sterling as we draw closer to the EU exit date.

Fears of a trade war pitting the U.S. against foes and allies alike notwithstanding, American investors, businesses and consumers have much to applaud. Corporate tax reform, tax cuts for households and reduced or modified regulation of various industries have led to record-high consumer and business confidence.

But sabre-rattling between the U.S. and China has deteriorated into actual skirmishing, and the latest back-and-forth suggests this spat will get worse before it gets better. To be blunt, the Trump administration’s strategy of waging a trade war with China could prove to be the equivalent of cutting off one’s nose to spite one’s face.

4	New Covenant Funds / Annual Report / June 30, 2018

A trade war will likely lead to higher prices for consumers and hurt the bottom lines of companies that sell imported goods and those that depend on global supply chains in their production process. The result is a net loss for society. A small group of producers will probably benefit substantially from the trade impediments while most consuming industries and households suffer declines in purchasing power—declines that may be small at the level of the individual, but would add up to an enormous loss across the affected economies.

SEI will be watching closely how this drama plays out in the months ahead. With any luck, the Trump administration will shy away from further ratcheting tensions. But we must admit that doesn’t seem to be in the cards in the near-term.

A confluence of events has conspired to hurt the performance of emerging-market assets. An extensive trade war that disrupts multinationals’ supply chains would disrupt the flow of raw commodities and semi-finished materials from developing economies used as inputs. Rising U.S. interest rates, resulting in another period of sustained U.S. dollar strength, is a second threat. The soft patch in Europe and recent signs of deceleration in China’s economic growth is a third.

But while emerging-market stocks and bonds have come under pressure this year, we’ve yet to see any widespread deterioration in economic performance or financial conditions. On balance, we think most emerging markets have the ability to weather the storm—again, assuming the disruption to global trade does not devolve into something more encompassing. The majority of developing countries have recorded an improvement in their current-account positions in recent years, allowing them to accumulate foreign currencies.

Make no mistake about it: the headwinds blowing in the face of risk assets have picked up. Growth in business activity has slowed a bit, especially in Europe. Monetary policy in the U.S. is getting tighter, and is set to become less expansionary in Europe as well. Inflation has ticked higher, driven by synchronised global growth and a tightening of labour markets and industrial capacity in the U.S., Germany, the U.K., China, and elsewhere in Asia. A jump in oil prices is also pushing headline consumer-price index readings to their highest levels in several years; OPEC and Russia have shown a fair degree of discipline in constraining the supply of crude oil at a time when demand is strong and inventory levels have fallen. Some developing countries have been forced to raise their policy rates dramatically to defend their currencies.

Most important, the stoking of trade-war tensions by the U.S. threatens to undermine the very foundation of the system that has supported the global economy since the end of World War II. Although the actual trade actions to date have been very modest, the impact on global supply chains bears close watching.

But the economic fundamentals that drive the stock market still appear solid, even in places like Europe and developing economies. Plus, interest rates remain at levels that will crunch global economic growth. The key risks—escalating trade tensions and the polarization of electorates over issues like immigration and fiscal sovereignty—appear more political in nature. The positives include a still-solid global economy; strong momentum in corporate-profits growth; and equity valuations that still appear reasonable against the backdrop of still-low, albeit rising, interest rates.

Signs of financial stress remain isolated to the weaker economies; although Italy is an important case, owing to its size and position as a major eurozone country.

A broadening of the trade war with China or a U.S. departure from the NAFTA accord would likely have a severely negative impact on the profitability of U.S. manufacturers, prompting us to reassess our still-positive view. Impediments to trade also could lead to a higher inflation rate as domestic companies use the tariffs umbrella to raise their selling prices. The Fed may feel compelled to lean against this threat to price stability, thereby aggravating any economic shock arising from the disruption of global supply chains—which is how a bear market could develop.

This is not our base-case scenario. We still think this old bull has some life left in it, but the risks to the equity market now seem more balanced than skewed to the bullish side.

New Covenant Funds / Annual Report / June 30, 2018	5

NEW COVENANT FUNDS — June 30, 2018 (Unaudited) (Concluded)

On behalf of SEI Investments, I want to thank you for your continued confidence. We are working every day to maintain that trust, and we look forward to serving your investment needs in the future.

Sincerely,

William T. Lawrence, CFA

Head and Chief Investment Officer of Traditional Asset Management

6	New Covenant Funds / Annual Report / June 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2018 (Unaudited)

New Covenant Growth Fund

I. Objective

The New Covenant Growth Fund’s (the “Fund”) investment objective is long-term capital appreciation. Dividend income, if any, will be incidental.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with different investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of June 30, 2018: BlackRock Investment Management, LLC, Brandywine Global Investment Management Company LLC, Coho Partners, Ltd., Parametric Portfolio Associates LLC.

III. Return vs. Benchmark

For the one-year period ending June 30, 2018, the Fund returned 14.74%. The Fund’s primary benchmark — the FTSE/Russell 1000 Index — returned 14.54%.

IV. Fund Attribution

Market volatility remained low through the first half of the fiscal year; investors were unflappable as potential macro or geopolitical concerns surfaced. Although short-term interest rates rose, longer-term rates were relatively stable. Better-than-expected corporate earnings and a continued global economic expansion helped drive positive sentiment toward U.S. equities. As noted in the shareholder letter, the passage of a U.S. corporate tax cut at the end of the calendar year provided additional fuel for the market and support for earnings growth.

The beginning of 2018 saw a sharp uptick in volatility, driven by spiking bond rates that began to price in inflationary fears; most major indexes fell close to 10% during a two-week span. Investors feared that the Federal Reserve might raise rates more aggressively to calm an overheated market. After recovering somewhat through the end of February, the market again tested its lows in March, pushed lower by ongoing trade war fears and regulatory concerns over large-cap user-data-driven technology firms.

Momentum-driven growth stocks led the market higher, with information technology producing the best returns among the Fund’s benchmark sectors. The so-called “FANG” stocks — Facebook, Amazon, Netflix and Google — generated outsized returns and drove broader market performance. The Russell 1000 Growth index climbed 22.51% during the fiscal year, while the Russell 1000 Value index was up 6.77%. As short-term interest rates increased, high dividend-yield stocks such as utilities, telecommunication services, and real-estate investment trusts fell out of favor. Also, the underperformance of the energy sector was one reason that value stocks lagged relative to growth stocks. However, steadily rising oil prices helped the energy sector rebound from underperformance in the second quarter; energy ended the period as the third-best performing sector.

Though increasing wages, continued job growth and high consumer confidence helped traditionally growth-oriented sectors outperform, trade war talk and the implementation of protective tariffs by the U.S. (combined with retaliatory tariffs from its international trade partners) triggered a risk-off trade toward the end of the period in June. Further escalation of trade war rhetoric poses a threat to global growth going forward, though the Federal Reserve remains optimistic on the U.S. economy and raised the federal funds rate three times during the fiscal period, with two more hikes planned for the second half of 2018.

Overweights to the energy and consumer discretionary sectors contributed to excess return, and the Fund also benefited from strong security selection within the consumer staples and financials sectors. An underweight to the information technology sector, specifically the “FANG” stocks, was the largest detractor from performance.

Blackrock was the best performing manager in the Fund during the fiscal period and benefited from an overweight to and selection within the consumer discretionary sector. Blackrock also benefited from an overweight to and selection within information technology. Overall, Blackrock’s growth exposure in these key areas was a significant tailwind.

Coho and Brandywine both detracted from excess return, though not by enough to outweigh Blackrock’s outperformance. Both stability and value underperformed relative to momentum and growth over the period, and these managers faced significant headwinds. Coho’s underweight to the information technology sector and overweight to the consumer staples sector detracted. Brandywine also suffered from an underweight to information technology, as well as poor selection within the consumer discretionary sector.

New Convenant Funds / Annual Report / June 30, 2018	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2018 (Unaudited)

New Covenant Growth Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Growth Fund	14.74%	9.29%	11.52%	7.76%	6.34%
FTSE/Russell 1000 Index	14.54%	11.64%	13.37%	10.20%	9.85%
MSCI All Country World ex-U.S. Index	7.28%	5.07%	5.99%	2.54%	4.98%
Blended 80% Russell 1000 Index/20% MSCI All Country World ex-U.S. Index	13.08%	10.34%	11.90%	8.69%	8.96%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Growth Fund, versus the FTSE/Russell 1000 Index, MSCI All Country World ex-U.S. Index and Blended 80% Russell 1000 Index/20% MSCI All Country World ex-U.S. Index.

1

For the periods ended June 30, 2018. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 80/20 Blended Benchmark, which consists of the Russell 1000 Index and the MSCI All Country World ex-U.S. Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

8	New Convenant Funds / Annual Report / June 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2018 (Unaudited)

New Covenant Income Fund

I. Objective

The New Covenant Income Fund’s (the “Fund”) investment objective is a high level of current income with preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with different investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of June 30, 2018: Income Research & Management and Western Asset Management Company.

III. Return vs. Benchmark

For the one-year period ending June 30, 2018, the Fund returned -0.54%. The Fund’s primary benchmark — the Bloomberg Barclays Intermediate US Aggregate Bond Index — returned -0.32%.

IV. Fund Attribution

U.S. Treasury yields began the fiscal year moving lower before reversing and rising rapidly, driven by the lowering of the corporate income tax rate from 35% to 21% and an increase in fiscal spending. Both measures were expected to increase economic growth and potentially add to inflationary pressures. For the fiscal year, 10-year U.S. Treasury yields were 54 basis points higher; the Fed increased the federal funds rate three times in 25 basis points increments during the fiscal period, as noted in the shareholder letter. On a relative basis, all spread sectors outperformed comparable Treasury bonds, and securitized sectors outperformed corporates. Expanding GDP, low unemployment and gradually improving wages buffered the housing sector and enabled non-agency mortgages, commercial mortgage-backed securities (CMBS) and agency mortgage-backed securities (MBS) to outperform.

With the rise in yields over the period, absolute returns for the Fund were slightly negative. An underweight to agency MBS detracted, while an overweight to non-Treasury sectors aided performance. Overweights to the securitized sectors and strong security selection in non-agency mortgages and CMBS enhanced relative returns. An underweight to sub-prime auto asset-backed securities (ABS) added, as those securitizations struggled with rising borrowing costs; an overweight to student loan securitizations was also positive. Additionally, yield-curve positioning contributed to relative performance with an overweight to long-term bonds and underweight to two-year bonds.

Western Asset Management outperformed as its yield-curve posture, corporate-bond positioning and holdings in non-agency MBS and ABS contributed. Income Research & Management also outperformed due to security selection in corporates, particularly in industrial bonds, while an underweight to agency MBS subtracted.

The Fund used Treasury futures, eurodollar futures and to-be-announced (TBA) forward contracts to effectively manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

AVERAGE ANNUAL TOTAL RETURN [1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Income Fund	-0.54%	1.23%	1.69%	2.12%	3.37%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	-0.32%	1.27%	1.83%	3.29%	5.80%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Income Fund, versus the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index.

New Covenant Funds / Annual Report / June 30, 2018	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2018 (Unaudited)

New Covenant Income Fund (Concluded)

1

For the periods ended June 30, 2018. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

10	New Covenant Funds / Annual Report / June 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2018 (Unaudited)

New Covenant Balanced Growth Fund

I. Objective

The Balanced Growth Fund’s (the “Fund”) investment objective is to produce capital appreciation with less risk than would be present in a portfolio of only common stocks.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets, in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets primarily in shares of the New Covenant Growth Fund (the “Growth Fund”) and the New Covenant Income Fund (the “Income Fund”), with a majority of its assets generally invested in shares of the Growth Fund. Between 45% and 75% of the Fund’s net assets (with a neutral position of approximately 60% of the Fund’s net assets) are invested in shares of the Growth Fund, with the balance of its assets invested in shares of the Income Fund. The Growth and Income Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies.

III. Return vs. Benchmark

For the one-year period ending June 30, 2018, the Fund returned 8.45%. The Fund’s primary benchmark—the FTSE/Russell 1000 Index—returned 14.54%.

IV. Fund Attribution

Equity markets provided positive returns over the fiscal period, while fixed-income markets were marginally lower. Market volatility remained low through the first half of the fiscal year; investors were unflappable as potential macro or geopolitical concerns surfaced. Although short-term interest rates rose, longer-term rates were relatively stable. Better-than-expected corporate earnings and a continued global economic expansion helped drive positive sentiment toward U.S. equities. As noted in the shareholder letter, the passage of a U.S. corporate tax cut at the end of the calendar year provided additional fuel for the market and support for earnings growth.

The beginning of 2018 saw a sharp uptick in volatility, driven by spiking bond rates that began to price in inflationary fears; most major indexes fell close to 10% during a two-week span. Investors feared that the Federal Reserve might raise rates more aggressively to calm an overheated market. After recovering somewhat through the end of February, the market again tested its lows in March, pushed lower by ongoing trade war fears and regulatory concerns over large-cap user-data-driven technology firms.

Momentum-driven growth stocks led the market higher, with information technology producing the best returns among the Fund’s benchmark sectors. The so-called “FANG” stocks — Facebook, Amazon, Netflix and Google — generated outsized returns and drove broader market performance. The Russell 1000 Growth index climbed 22.51% during the fiscal year, while the Russell 1000 Value index was up 6.77%. As short-term interest rates increased, high dividend-yield stocks such as utilities, telecommunication services, and real-estate investment trusts fell out of favor. Also, the underperformance of the energy sector was one reason that value stocks lagged relative to growth stocks. However, steadily rising oil prices helped the energy sector rebound from underperformance in the second quarter; energy ended the period as the third-best performing sector.

Though increasing wages, continued job growth and high consumer confidence helped traditionally growth-oriented sectors outperform, trade war talk and the implementation of protective tariffs by the U.S. (combined with retaliatory tariffs from its international trade partners) triggered a risk-off trade toward the end of the period in June. Further escalation of trade war rhetoric poses a threat to global growth going forward, though the Federal Reserve remains optimistic on the U.S. economy and raised the federal funds rate three times during the fiscal period, with two more hikes planned for the second half of 2018.

U.S. Treasury yields began the fiscal year moving lower before reversing and rising rapidly, driven by the lowering of the corporate income tax rate from 35% to 21% and an increase in fiscal spending. Both measures were expected to increase economic growth and potentially add to inflationary pressures. For the fiscal year, 10-year U.S. Treasury yields were 54 basis points higher; the Fed increased the federal funds rate three times in 25 basis points increments during the fiscal period. On a relative basis, all spread sectors outperformed comparable Treasury bonds, and securitized sectors outperformed corporates. Expanding GDP, low unemployment and gradually improving wages buffered the housing sector and enabled non-agency mortgages, commercial mortgage-backed securities (CMBS) and agency mortgage-backed securities (MBS) to outperform.

New Covenant Funds / Annual Report / June 30, 2018	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2018 (Unaudited)

New Covenant Balanced Growth Fund (Concluded)

In the Growth Fund, performance was driven by a combination of forward-looking allocations and stock selection. Overweights to the energy and consumer discretionary sectors contributed to excess return, and strong security selection within the consumer staples and financials sectors also contributed to performance. An underweight to the information technology sector, specifically the “FANG” stocks, was the largest detractor.

With the rise in yields over the period, absolute returns for the Income Fund were slightly negative. An underweight to agency MBS detracted, while an overweight to non-Treasury sectors aided performance. Overweights to the securitized sectors and strong security selection in non-agency mortgages and CMBS enhanced relative returns. An underweight to sub-prime auto asset-backed securities (ABS) added, as those securitizations struggled with rising borrowing costs; an overweight to student loan securitizations was also positive. Additionally, yield-curve positioning contributed to relative performance with an overweight to long-term bonds and underweight to two-year bonds.

The Income Fund used Treasury futures, eurodollar futures and to-be-announced (TBA) forward contracts to effectively manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Balanced Growth Fund	8.45%	6.07%	7.54%	5.60%	5.19%
FTSE/Russell 1000 Index	14.54%	11.64%	13.37%	10.20%	10.37%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	-0.32%	1.27%	1.83%	3.29%	5.81%
Blended 60% Russell 1000 Index/40% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	8.46%	7.53%	8.75%	7.68%	8.79%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Balanced Growth Fund, versus the FTSE/Russell 1000 Index, Bloomberg Barclays U.S. Intermediate Aggregate Bond Index and Blended 60% Russell 1000 Index/40% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index.

1

For the periods ended June 30, 2018. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad based index and the Fund’s 60/40 Blended Benchmark, which consists of the Russell 1000 Index and the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

12	New Covenant Funds / Annual Report / June 30, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2018 (Unaudited)

New Covenant Balanced Income Fund

I. Objective

The New Covenant Balanced Income Fund’s (the “Fund”) investment objective is to produce current income and long-term growth of capital.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets, in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets primarily in shares of the New Covenant Growth Fund (the “Growth Fund”) and the New Covenant Income Fund (the “Income Fund”), with a majority of its assets generally invested in shares of the Income Fund. Between fifty percent and seventy-five percent of the Fund’s net assets (with a neutral position of approximately 65%) are invested in shares of the Income Fund, with the balance of its net assets invested in shares of the Growth Fund. The Growth and Income Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies.

III. Return vs. Benchmark

For the one-year period ending June 30, 2018, the Fund returned 4.57%. The Fund’s primary benchmark—the FTSE/Russell 1000 Index — returned 14.54%.

IV. Fund Attribution

Equity markets provided positive returns over the fiscal period, while fixed-income markets were marginally lower. U.S. Treasury yields began the fiscal year moving lower before reversing and rising rapidly, driven by the lowering of the corporate income tax rate from 35% to 21% and an increase in fiscal spending. Both measures were expected to increase economic growth and potentially add to inflationary pressures. For the fiscal year, 10-year U.S. Treasury yields were 54 basis points higher; the Fed increased the federal funds rate three times in 25 basis points increments during the fiscal period. On a relative basis, all spread sectors outperformed comparable Treasury bonds, and securitized sectors outperformed corporates. Expanding GDP, low unemployment and gradually improving wages buffered the housing sector and enabled non-agency mortgages, commercial mortgage-backed securities (CMBS) and agency mortgage-backed securities (MBS) to outperform.

Market volatility remained low through the first half of the fiscal year; investors were unflappable as potential macro or geopolitical concerns surfaced. Although short-term interest rates rose, longer-term rates were relatively stable. Better-than-expected corporate earnings and a continued global economic expansion helped drive positive sentiment toward U.S. equities. As noted in the shareholder letter, the passage of a U.S. corporate tax cut at the end of the calendar year provided additional fuel for the market and support for earnings growth.

The beginning of 2018 saw a sharp uptick in volatility, driven by spiking bond rates that began to price in inflationary fears; most major indexes fell close to 10% during a two-week span. Investors feared that the Federal Reserve might raise rates more aggressively to calm an overheated market. After recovering somewhat through the end of February, the market again tested its lows in March, pushed lower by ongoing trade war fears and regulatory concerns over large-cap user-data-driven technology firms.

Momentum-driven growth stocks led the market higher, with information technology producing the best returns among the Fund’s benchmark sectors. The so-called “FANG” stocks — Facebook, Amazon, Netflix and Google—generated outsized returns and drove broader market performance. The Russell 1000 Growth index climbed 22.51% during the fiscal year, while the Russell 1000 Value index was up 6.77%. As short-term interest rates increased, high dividend-yield stocks such as utilities, telecommunication services, and real-estate investment trusts fell out of favor. Also, the underperformance of the energy sector was one reason that value stocks lagged relative to growth stocks. However, steadily rising oil prices helped the energy sector rebound from underperformance in the second quarter; energy ended the period as the third-best performing sector.

Though increasing wages, continued job growth and high consumer confidence helped traditionally growth-oriented sectors outperform, trade war talk and the implementation of protective tariffs by the U.S. (combined with retaliatory tariffs from its international trade partners) triggered a risk-off trade toward the end of the period in June. Further escalation of trade war rhetoric poses a threat to global growth going forward, though the Federal Reserve remains optimistic on the U.S. economy and raised the federal funds rate three times during the fiscal period, with two more hikes planned for the second half of 2018.

New Covenant Funds / Annual Report / June 30, 2018	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2018 (Unaudited)

New Covenant Balanced Income Fund (Concluded)

With the rise in yields over the period, absolute returns for the Income Fund were slightly negative. An underweight to agency MBS detracted, while an overweight to non-Treasury sectors aided performance. Overweights to the securitized sectors and strong security selection in non-agency mortgages and CMBS enhanced relative returns. An underweight to sub-prime auto asset-backed securities (ABS) added, as those securitizations struggled with rising borrowing costs; an overweight to student loan securitizations was also positive. Additionally, yield-curve positioning contributed to relative performance with an overweight to long-term bonds and underweight to two-year bonds.

In the Growth Fund, performance was driven by a combination of forward-looking allocations and stock selection. Overweights to the energy and consumer discretionary sectors contributed to excess return, and strong security selection within the consumer staples and financials sectors also contributed to performance. An underweight to the information technology sector, specifically the “FANG” stocks, was the largest detractor.

The Income Fund used Treasury futures, eurodollar futures and to-be-announced (TBA) forward contracts to effectively manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Balanced Income Fund	4.57%	4.01%	5.02%	4.11%	3.98%
FTSE/Russell 1000 Index	14.54%	11.64%	13.37%	10.20%	9.85%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	-0.32%	1.27%	1.83%	3.294%	9.85%
Blended 35% Russell 1000 Index/65% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	4.75%	4.93%	5.86%	5.93%	7.33%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Balanced Income Fund, versus the Russell 1000 Index, Bloomberg Barclays U.S. Intermediate Aggregate Bond Index and Blended 35% FTSE/Russell 1000 Index/65% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index.

1

For the periods ended June 30, 2018. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 35/65 Blended Benchmark, which consists of the Russell 1000 Index and the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

14	New Covenant Funds / Annual Report / June 30, 2018

SCHEDULE OF INVESTMENTS

June 30, 2018

New Covenant Growth Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.4%
Argentina — 0.2%
MercadoLibre Inc *	2,986	$892

Canada — 1.1%
Canadian Natural Resources Ltd	95,296	3,437
Magna International Inc	19,005	1,105

		4,542

China — 0.6%
Alibaba Group Holding Ltd ADR *	2,264	420
Tencent Holdings Ltd ADR	44,452	2,234

		2,654

Ireland — 1.2%
Accenture PLC, Cl A	11,601	1,898
Ingersoll-Rand PLC	9,666	867
Jazz Pharmaceuticals PLC *	1,568	270
Medtronic PLC	12,549	1,074
Shire PLC ADR	5,532	934

		5,043

Netherlands — 0.7%
Royal Dutch Shell PLC ADR, Cl A	43,244	2,994

United Kingdom — 1.0%
Aon PLC	2,642	363
BP PLC ADR	84,545	3,860

		4,223

United States — 92.6%
Consumer Discretionary — 15.1%
Advance Auto Parts Inc	6,129	832
Amazon.com Inc *	6,990	11,882
Best Buy Co Inc	5,659	422
Booking Holdings Inc *	1,294	2,623
BorgWarner Inc	4,528	195
Carnival Corp	8,886	509
Charter Communications Inc, Cl A *	903	265
Chipotle Mexican Grill Inc, Cl A *	450	194

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cinemark Holdings Inc	9,696	$340
Comcast Corp, Cl A	74,924	2,458
Delphi Automotive PLC *	4,164	382
Dollar General Corp	36,125	3,562
Dollar Tree Inc *	2,077	177
Domino’s Pizza Inc	1,958	552
DR Horton Inc	18,672	766
Dunkin’ Brands Group Inc	4,863	336
Floor & Decor Holdings Inc, Cl A *	4,282	211
Ford Motor Co	17,445	193
Gap Inc/The	8,437	273
General Motors Co	68,742	2,708
Goodyear Tire & Rubber Co/The	41,326	962
Hanesbrands Inc	31,606	696
Hasbro Inc	2,632	243
Hilton Worldwide Holdings Inc	10,242	811
Home Depot Inc/The	14,245	2,779
Hyatt Hotels Corp, Cl A	2,635	203
Interpublic Group of Cos Inc/The	8,487	199
John Wiley & Sons Inc, Cl A	3,657	228
Kohl’s Corp	4,263	311
L Brands Inc	5,950	219
Lear Corp	3,009	559
Liberty Media Corp-Liberty Formula One, Cl C *	8,635	321
Lowe’s Cos Inc	38,644	3,693
Macy’s Inc	8,056	302
Marriott International Inc/MD, Cl A	5,030	637
McDonald’s Corp	4,567	716
Mohawk Industries Inc *	1,870	401
Netflix Inc *	9,668	3,784
Newell Brands Inc	9,871	255
NIKE Inc, Cl B	30,087	2,397
Nordstrom Inc	4,790	248
Norwegian Cruise Line Holdings Ltd *	18,110	856
Omnicom Group Inc	33,823	2,580
PVH Corp	1,776	266
Qurate Retail Inc *	12,704	270
Ross Stores Inc	22,076	1,871
Royal Caribbean Cruises Ltd	6,243	647
Starbucks Corp	22,152	1,082
Target Corp	5,064	385
Tesla Inc *	3,305	1,133
TJX Cos Inc/The	5,087	484
Tupperware Brands Corp	19,351	798
Ulta Beauty Inc *	5,459	1,274
VF Corp	4,023	328
Viacom Inc, Cl B	7,351	222
Visteon Corp *	2,689	348
Walt Disney Co/The	22,923	2,403
Wendy’s Co/The	14,280	245
Williams-Sonoma Inc	3,319	204

New Covenant Funds / Annual Report / June 30, 2018	15

SCHEDULE OF INVESTMENTS

June 30, 2018

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Wyndham Destinations Inc	7,174	$318
Wyndham Hotels & Resorts Inc	3,409	201

		64,759

Consumer Staples — 6.5%
Bunge Ltd	7,176	500
Campbell Soup Co	25,848	1,048
Clorox Co/The	9,102	1,231
Coca-Cola Co/The	52,459	2,301
Colgate-Palmolive Co	14,526	941
Conagra Brands Inc	35,665	1,274
Costco Wholesale Corp	1,787	373
Dr Pepper Snapple Group Inc	14,903	1,818
Estee Lauder Cos Inc/The, Cl A	1,768	252
General Mills Inc	15,944	706
Hershey Co/The	2,295	214
JM Smucker Co/The	27,827	2,991
Kellogg Co	11,356	793
Kimberly-Clark Corp	12,277	1,293
Kroger Co/The	115,208	3,278
McCormick & Co Inc/MD	8,882	1,031
Mondelez International Inc, Cl A	11,943	490
Monster Beverage Corp *	20,892	1,197
PepsiCo Inc	20,539	2,236
Procter & Gamble Co/The	33,304	2,600
Sysco Corp	8,925	609
Walmart Inc	10,031	859

		28,035

Energy — 6.4%
Anadarko Petroleum Corp	13,228	969
Andeavor	2,130	279
Apache Corp	4,822	225
Apergy Corp *	5,586	233
Baker Hughes a GE Co	7,765	256
Cheniere Energy Inc *	3,759	245
Chevron Corp	28,747	3,634
ConocoPhillips	34,963	2,434
Devon Energy Corp	60,536	2,661
Diamondback Energy Inc	1,805	237
EOG Resources Inc	1,968	245
EQT Corp	2,732	151
Exxon Mobil Corp	30,329	2,509
Halliburton Co	24,071	1,085
Helmerich & Payne Inc	15,394	981
Hess Corp	13,839	926
HollyFrontier Corp	4,208	288
Kinder Morgan Inc/DE	47,034	831
Kosmos Energy Ltd *	28,750	238
Marathon Oil Corp	13,374	279
Marathon Petroleum Corp	5,168	363
Newfield Exploration Co *	12,145	367
Noble Energy Inc	6,179	218

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Occidental Petroleum Corp	46,787	$3,915
Oceaneering International Inc *	23,125	589
ONEOK Inc	3,505	245
Pioneer Natural Resources Co	2,417	457
Schlumberger Ltd	33,513	2,246
Weatherford International PLC *	53,775	177

		27,283

Financials — 13.5%
Aflac Inc	66,350	2,854
Allstate Corp/The	3,458	316
American Express Co	2,173	213
Arthur J Gallagher & Co	4,912	321
Bank of America Corp	191,612	5,402
Bank of New York Mellon Corp/The	12,656	683
Berkshire Hathaway Inc, Cl B *	25,959	4,845
Blackstone Group LP/The (A)	57,555	1,852
BNP Paribas SA ADR	37,191	1,144
Brighthouse Financial Inc *	3,743	150
Citigroup Inc	92,928	6,219
Comerica Inc	7,408	674
E*TRADE Financial Corp *	16,529	1,011
First Republic Bank/CA	7,339	710
Goldman Sachs Group Inc/The	6,736	1,486
Hartford Financial Services Group Inc/The	4,042	207
Invesco Ltd	18,123	481
JPMorgan Chase & Co	56,777	5,916
KKR	134,862	3,351
Marsh & McLennan Cos Inc	34,714	2,845
MetLife Inc	7,446	325
Moody’s Corp	1,518	259
Morgan Stanley	11,024	523
Morningstar Inc	1,607	206
MSCI Inc, Cl A	1,897	314
Northern Trust Corp	11,179	1,150
OneMain Holdings Inc, Cl A *	22,691	755
Pinnacle Financial Partners Inc	3,213	197
Principal Financial Group Inc	12,977	687
Prudential Financial Inc	12,809	1,198
S&P Global Inc	12,054	2,458
Santander Consumer USA Holdings Inc	65,560	1,252
SLM Corp *	47,263	541
State Street Corp	42,292	3,937
SVB Financial Group *	1,492	431
Synchrony Financial	15,373	513
T Rowe Price Group Inc	2,711	315
US Bancorp	4,373	219
Voya Financial Inc	4,001	188
Wells Fargo & Co	30,925	1,714
Willis Towers Watson PLC	1,386	210

		58,072

16	New Covenant Funds / Annual Report / June 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)

Health Care — 14.2%
Abbott Laboratories	66,606	$4,062
AbbVie Inc	20,710	1,919
ABIOMED Inc *	481	197
Agilent Technologies Inc	10,177	629
Allergan PLC	2,345	391
Alnylam Pharmaceuticals Inc *	1,692	167
AmerisourceBergen Corp, Cl A	30,788	2,625
Amgen Inc	23,384	4,316
Anthem Inc	1,320	314
Baxter International Inc	16,343	1,207
Becton Dickinson and Co	10,836	2,596
Biogen Inc *	3,715	1,078
Boston Scientific Corp *	60,424	1,976
Bristol-Myers Squibb Co	18,294	1,012
Celgene Corp *	15,455	1,227
Cigna Corp	5,764	980
CVS Health Corp	76,027	4,892
DENTSPLY SIRONA Inc	3,113	136
Edwards Lifesciences Corp *	3,775	550
Eli Lilly & Co	5,249	448
Exelixis Inc *	10,371	223
Gilead Sciences Inc	15,033	1,065
HCA Healthcare Inc	4,246	436
Horizon Pharma Plc *	42,100	697
Humana Inc	1,424	424
Illumina Inc *	5,429	1,516
IQVIA Holdings Inc *	3,474	347
Johnson & Johnson	39,209	4,758
McKesson Corp	1,329	177
Merck & Co Inc	65,853	3,997
Mettler-Toledo International Inc *	562	325
Mylan NV *	17,337	627
Neurocrine Biosciences Inc *	2,042	201
Pfizer Inc	69,025	2,504
Portola Pharmaceuticals Inc *	10,749	406
Quest Diagnostics Inc	1,980	218
Regeneron Pharmaceuticals Inc *	1,231	425
ResMed Inc	2,930	303
Sarepta Therapeutics Inc *	1,410	186
TESARO Inc *	1,475	66
Thermo Fisher Scientific Inc	2,235	463
UnitedHealth Group Inc	36,132	8,865
Varian Medical Systems Inc *	2,214	252
Vertex Pharmaceuticals Inc *	4,167	708
Zimmer Biomet Holdings Inc	4,581	510
Zoetis Inc, Cl A	7,745	660

		61,081

Industrials — 8.3%
3M Co	16,041	3,156
AECOM *	21,002	694
AerCap Holdings NV *	17,598	953

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
American Airlines Group Inc	24,177	$918
Arconic Inc	7,379	125
CoStar Group Inc *	1,308	540
CSX Corp	4,792	306
Cummins Inc	3,879	516
Deere & Co	5,117	715
Delta Air Lines Inc	39,107	1,937
Eaton Corp PLC	17,819	1,332
Equifax Inc	4,644	581
FedEx Corp	3,607	819
Fluor Corp	6,066	296
General Electric Co	86,732	1,180
HEICO Corp	4,351	317
Hexcel Corp	4,105	272
Honeywell International Inc	2,388	344
Illinois Tool Works Inc	15,910	2,204
Johnson Controls International plc	36,216	1,211
Landstar System Inc	2,284	249
Macquarie Infrastructure Corp	12,643	534
ManpowerGroup Inc	9,116	784
Nielsen Holdings PLC	13,602	421
Norfolk Southern Corp	3,083	465
Oshkosh Corp	2,762	194
Owens Corning	4,958	314
Rockwell Automation Inc	5,714	950
Roper Technologies Inc	2,056	567
Southwest Airlines Co	5,376	274
Spirit AeroSystems Holdings Inc, Cl A	10,661	916
Stanley Black & Decker Inc	1,349	179
Teledyne Technologies Inc *	1,544	307
TransDigm Group Inc *	3,057	1,055
TransUnion	3,412	244
Union Pacific Corp	14,289	2,024
United Continental Holdings Inc *	15,701	1,095
United Parcel Service Inc, Cl B	6,206	659
United Rentals Inc *	1,692	250
United Technologies Corp	7,686	961
Univar Inc *	8,027	211
Waste Management Inc	6,467	526
WESCO International Inc *	3,527	201
WW Grainger Inc	10,392	3,205
Xylem Inc/NY	9,204	620

		35,621

Information Technology — 20.6%
Activision Blizzard Inc	5,315	406
Adobe Systems Inc *	15,137	3,691
Advanced Micro Devices Inc *	13,558	203
Alphabet Inc, Cl A *	5,610	6,335
Alphabet Inc, Cl C *	2,147	2,395
Amdocs Ltd	7,734	512
Analog Devices Inc	9,734	934
Apple Inc	39,492	7,310

New Covenant Funds / Annual Report / June 30, 2018	17

SCHEDULE OF INVESTMENTS

June 30, 2018

New Covenant Growth Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ARRIS International PLC *	8,086	$198
ASML Holding NV, Cl G	8,837	1,749
Autodesk Inc *	11,096	1,455
Automatic Data Processing Inc	22,212	2,979
Broadcom Inc	5,329	1,293
CA Inc	12,146	433
Cisco Systems Inc	101,969	4,388
Cognizant Technology Solutions Corp, Cl A	8,315	657
CommScope Holding Co Inc *	7,086	207
Dell Technologies Inc Class V, Cl V *	9,455	800
DXC Technology Co	6,114	493
eBay Inc *	11,819	429
Electronic Arts Inc *	7,003	988
Facebook Inc, Cl A *	28,055	5,452
First Data Corp, Cl A *	54,191	1,134
Intel Corp	43,733	2,174
International Business Machines Corp	12,333	1,723
Intuit Inc	2,390	488
Keysight Technologies Inc *	17,454	1,030
Lam Research Corp	3,010	520
Mastercard Inc, Cl A	15,578	3,061
Microchip Technology Inc	24,007	2,183
Micron Technology Inc *	45,891	2,407
Microsoft Corp	113,323	11,175
National Instruments Corp	6,033	253
NetApp Inc	2,936	231
NVIDIA Corp	10,682	2,531
NXP Semiconductors NV *	5,423	593
ON Semiconductor Corp *	18,593	413
Oracle Corp	27,586	1,215
PayPal Holdings Inc *	18,658	1,554
QUALCOMM Inc	11,619	652
salesforce.com *	19,678	2,684
Symantec Corp	24,246	501
Teradata Corp *	6,164	247
Texas Instruments Inc	8,328	918
Twitter Inc *	6,144	268
Visa Inc, Cl A	44,331	5,872
Western Digital Corp	2,423	188
Workday Inc, Cl A *	5,850	709
Xerox Corp	8,750	210

		88,241

Materials — 2.9%
Air Products & Chemicals Inc	6,511	1,014
Albemarle Corp	1,720	162
Alcoa Corp *	8,537	400
Avery Dennison Corp	2,597	265
Axalta Coating Systems Ltd *	7,963	241
Ball Corp	30,101	1,070
Cabot Corp	5,731	354
Crown Holdings Inc *	3,847	172
DowDuPont Inc	22,355	1,474

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Eastman Chemical Co	13,134	$1,313
Ecolab Inc	3,922	550
FMC Corp	2,400	214
Freeport-McMoRan Inc	11,218	194
International Flavors & Fragrances Inc	2,307	286
Newmont Mining Corp	7,550	285
PPG Industries Inc	1,829	190
Praxair Inc	9,298	1,470
Reliance Steel & Aluminum Co	4,694	411
Sherwin-Williams Co/The	2,680	1,092
Sonoco Products Co	7,897	415
Vulcan Materials Co	7,592	980

		12,552

Real Estate — 2.0%
AvalonBay Communities Inc ‡	3,261	561
Boston Properties Inc ‡	1,468	184
Brandywine Realty Trust ‡	14,492	245
CBRE Group Inc, Cl A *	6,418	306
Corporate Office Properties Trust ‡	30,789	893
Equinix Inc ‡	963	414
Forest City Realty Trust Inc, Cl A ‡	25,236	576
Host Hotels & Resorts Inc ‡	39,832	839
Iron Mountain Inc	5,996	210
Jones Lang LaSalle Inc	1,910	317
Kilroy Realty Corp	4,516	342
Prologis Inc ‡	21,281	1,398
Regency Centers Corp ‡	7,367	457
SBA Communications Corp, Cl A *‡	3,551	586
Welltower Inc ‡	3,658	229
Weyerhaeuser Co ‡	26,925	982

		8,539

Telecommunication Services — 1.4%
AT&T Inc	106,673	3,425
Sprint Corp *	46,477	253
T-Mobile US Inc *	3,257	195
Verizon Communications Inc	36,358	1,829
Zayo Group Holdings Inc *	6,376	233

		5,935

Utilities — 1.7%
American Water Works Co Inc	11,171	954
CMS Energy Corp	26,565	1,256
DTE Energy Co	11,997	1,243
Eversource Energy	20,693	1,213
Exelon Corp	5,072	216
NiSource Inc	13,892	365
PG&E Corp *	19,905	847

18	New Covenant Funds / Annual Report / June 30, 2018

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Xcel Energy Inc	22,986	$1,050

		7,144

		397,262

Total Common Stock
(Cost $313,621) ($ Thousands)		417,610

CASH EQUIVALENT — 1.5%
SEI Daily Income Trust, Government Fund, Cl F 1.660%**	6,520,609	6,521

Total Cash Equivalent
(Cost $6,521) ($ Thousands)		6,521

Total Investments in Securities — 98.9%
(Cost $320,142) ($ Thousands)		$424,131

Percentages are based on a Net Assets of $428,674 ($ Thousands).

‡	Real Estate Investment Trust.
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of June 30, 2018.
(A)	Security is a Master Limited Partnership. At June 30, 2018, such securities amounted to $1,852 ($ Thousands), or 0.4% of the net assets of the Fund (See Note 2).

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

As of June 30, 2018, all of the Fund’s investments were considered level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended June 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended June 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the period ended June 30, 2018 ($ Thousands):

Security Description	Value 6/30/2017	Purchases at Cost	Proceeds from Sales	Value 6/30/2018	Dividend Income
SEI Daily Income Trust, Government Fund, CI F	$16,381	$59,782	$(69,642)	$6,521	$133

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2018	19

SCHEDULE OF INVESTMENTS

June 30, 2018

New Covenant Income Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($Thousands)
MORTGAGE-BACKED SECURITIES — 40.2%
Agency Mortgage-Backed Obligations — 33.2%
FHLMC
6.500%, 09/01/2039	$41	$46
5.500%, 12/01/2036 to 12/01/2038	359	388
5.000%, 12/01/2020 to 08/01/2044	1,566	1,665
4.500%, 06/01/2038 to 04/01/2047	5,616	5,863
4.000%, 07/01/2037 to 07/01/2047	3,884	3,982
3.500%, 11/01/2042 to 03/01/2045	2,146	2,147
3.000%, 08/01/2046 to 05/15/2048	4,113	3,990
2.000%, 09/01/2023	688	672
FHLMC CMO, Ser 2011-3947, Cl SG, IO
3.877%, VAR LIBOR USD 1 Month+5.950%, 10/15/2041	335	48
FHLMC CMO, Ser 2012-4057, Cl UI, IO
3.000%, 05/15/2027	207	17
FHLMC CMO, Ser 2012-4085, Cl IO, IO
3.000%, 06/15/2027	446	35
FHLMC CMO, Ser 2012-4099, Cl ST, IO
3.927%, VAR LIBOR USD 1 Month+6.000%, 08/15/2042	152	25
FHLMC CMO, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	393	63
FHLMC CMO, Ser 2013-4203, Cl PS, IO
4.177%, VAR LIBOR USD 1 Month+6.250%, 09/15/2042	237	30
FHLMC CMO, Ser 2014-4310, Cl SA, IO
3.877%, VAR LIBOR USD 1 Month+5.950%, 02/15/2044	62	9

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2014-4335, Cl SW, IO
3.927%, VAR LIBOR USD 1 Month+6.000%, 05/15/2044	$131	$20
FHLMC CMO, Ser 2014-4415, Cl IO, IO
1.404%, 04/15/2041 (A)	88	4
FHLMC Multifamily Structured Pass Through Certificates, Ser K712, Cl X1, IO
1.448%, 11/25/2019 (A)	1,329	18
FHLMC Multifamily Structured Pass Through Certificates, Ser Q005, Cl A2
3.352%, 10/25/2033	80	78
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ1, Cl M2
4.591%, VAR ICE LIBOR USD 1 Month+2.500%, 08/25/2024	39	40
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA1, Cl M1
3.291%, VAR ICE LIBOR USD 1 Month+1.200%, 07/25/2029	348	351
FHLMC TBA
4.000%, 07/15/2041	3,000	3,058
3.500%, 07/15/2041	3,100	3,084
3.000%, 07/15/2043	500	484
2.500%, 07/15/2027	1,000	970
FHLMC, Ser 2016-353, Cl S1, IO
3.927%, VAR LIBOR USD 1 Month+6.000%, 12/15/2046	176	31
FNMA
7.000%, 11/01/2037 to 11/01/2038	35	40
6.500%, 01/01/2038 to 05/01/2040	272	301
6.000%, 07/01/2037 to 11/01/2038	175	192
5.500%, 02/01/2035	161	175
5.000%, 01/01/2021 to 07/01/2045	4,347	4,656
4.500%, 02/01/2035 to 04/01/2056	2,982	3,125
4.240%, 11/25/2017	87	13
4.000%, 06/01/2025 to 08/01/2047	12,967	13,291
3.690%, VAR ICE LIBOR USD 12 Month+1.700%, 03/01/2036	31	32
3.643%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.268%, 01/01/2036	47	49
3.619%, VAR ICE LIBOR USD 12 Month+1.431%, 05/01/2043	658	675
3.500%, 12/01/2032 to 03/01/2057	9,982	10,004
3.000%, 11/01/2046	347	336
2.500%, 10/01/2042	629	592
2.240%, 09/01/2026	145	135
FNMA CMO, Ser 2003-W2, Cl 2A9
5.900%, 07/25/2042	565	613
FNMA CMO, Ser 2012-93, Cl UI, IO
3.000%, 09/25/2027	579	49
FNMA CMO, Ser 2014-47, Cl AI, IO
1.444%, 08/25/2044 (A)	202	11

20	New Covenant Funds / Annual Report / June 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2015-55, Cl IO, IO
1.238%, 08/25/2055 (A)	$48	$2
FNMA CMO, Ser 2015-56, Cl AS, IO
4.059%, VAR LIBOR USD 1 Month+6.150%, 08/25/2045	72	14
FNMA CMO, Ser 2015-M3, Cl X2, IO
0.468%, 10/25/2024 (A)	4,510	87
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 1M2
6.991%, VAR ICE LIBOR USD 1 Month+4.900%, 11/25/2024	331	379
FNMA Connecticut Avenue Securities, Ser 2017-C01, Cl 1M1
3.391%, VAR ICE LIBOR USD 1 Month+1.300%, 07/25/2029	346	349
FNMA TBA
5.000%, 07/15/2038	1,300	1,377
4.500%, 08/01/2033 to 07/01/2037	7,700	8,009
4.000%, 07/13/2039	700	714
3.500%, 07/25/2026	3,200	3,238
3.000%, 07/01/2026 to 07/01/2042	800	780
FNMA, Ser 2005-29, Cl ZA
5.500%, 04/25/2035	156	173
FNMA, Ser 2013-54, Cl BS, IO
4.059%, VAR LIBOR USD 1 Month+6.150%, 06/25/2043	61	11
FNMA, Ser 2017-76, Cl SB, IO
4.009%, VAR LIBOR USD 1 Month+6.100%, 10/25/2057	346	59
GNMA
5.500%, 02/20/2037 to 01/15/2039	164	177
5.000%, 12/20/2038 to 06/20/2048	1,232	1,316
4.600%, 09/15/2034	2,482	2,599
4.500%, 07/20/2038 to 10/20/2047	1,050	1,099
4.000%, 01/15/2041 to 08/20/2047	1,309	1,347
3.500%, 02/20/2047 to 10/20/2047	1,110	1,116
3.000%, 09/20/2047 to 11/20/2047	2,040	1,997
2.500%, 02/20/2027	908	892
GNMA CMO, Ser 2012-34, Cl SA, IO
3.966%, VAR LIBOR USD 1 Month+6.050%, 03/20/2042	44	6
GNMA CMO, Ser 2012-66, Cl CI, IO
3.500%, 02/20/2038	100	8
GNMA CMO, Ser 2012-H18, Cl NA
2.437%, VAR ICE LIBOR USD 1 Month+0.520%, 08/20/2062	230	231
GNMA CMO, Ser 2012-H30, Cl GA
2.267%, VAR LIBOR USD 1 Month+0.350%, 12/20/2062	1,002	1,001
GNMA CMO, Ser 2013-85, Cl IA, IO
0.738%, 03/16/2047 (A)	3,166	122
GNMA CMO, Ser 2013-95, Cl IO, IO
0.651%, 04/16/2047 (A)	1,735	71

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2013-H01, Cl TA
2.417%, VAR ICE LIBOR USD 1 Month+0.500%, 01/20/2063	$106	$106
GNMA CMO, Ser 2013-H08, Cl BF
2.317%, VAR LIBOR USD 1 Month+0.400%, 03/20/2063	929	929
GNMA CMO, Ser 2014-105, IO
1.100%, 06/16/2054	1,276	67
GNMA CMO, Ser 2014-186, Cl IO, IO
0.756%, 08/16/2054 (A)	1,627	75
GNMA CMO, Ser 2015-167, Cl OI, IO
4.000%, 04/16/2045	133	26
GNMA CMO, Ser 2015-H20, Cl FA
2.387%, VAR ICE LIBOR USD 1 Month+0.470%, 08/20/2065	289	290
GNMA TBA
5.000%, 07/01/2039	600	630
4.500%, 07/15/2039	5,360	5,571
4.000%, 07/01/2039	7,100	7,277
3.500%, 07/15/2041	600	602
3.000%, 07/15/2042	1,100	1,076
GNMA, Ser 2013-H21, Cl FB
2.617%, VAR ICE LIBOR USD 1 Month+0.700%, 09/20/2063	574	579

		105,809

Non-Agency Mortgage-Backed Obligations — 7.0%
280 Park Avenue Mortgage Trust, Ser 2017- 280P, Cl A
2.953%, VAR LIBOR USD 1 Month+0.880%, 09/15/2034 (B)	410	410
Bear Stearns ALT-A Trust, Ser 2004-6, Cl 1A
2.731%, VAR ICE LIBOR USD 1 Month+0.640%, 07/25/2034	148	147
BX Trust, Ser 2017-APPL, Cl A
2.953%, VAR LIBOR USD 1 Month+0.880%, 07/15/2034 (B)	136	136
BX Trust, Ser 2017-IMC, Cl A
3.123%, VAR LIBOR USD 1 Month+1.050%, 10/15/2032 (B)	670	671
CD Commercial Mortgage Trust, Ser CD2, Cl A4
3.526%, 11/10/2049 (A)	140	139
Citigroup Commercial Mortgage Trust, Ser 2014-GC25, Cl AS
4.017%, 10/10/2047	100	100
Citigroup Commercial Mortgage Trust, Ser 2015-GC33, Cl A4
3.778%, 09/10/2058	140	141
Citigroup Commercial Mortgage Trust, Ser 2016-P6, Cl AAB
3.512%, 12/10/2049	810	810

New Covenant Funds / Annual Report / June 30, 2018	21

SCHEDULE OF INVESTMENTS

June 30, 2018

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust, Ser GC33, Cl D
3.172%, 09/10/2058	$200	$160
COMM Mortgage Trust, Ser 2012-CR5, Cl AM
3.223%, 12/10/2045 (B)	590	580
COMM Mortgage Trust, Ser 2014-CR19, Cl C
4.871%, 08/10/2047 (A)	200	198
COMM Mortgage Trust, Ser 2014-PAT, Cl A
2.846%, VAR LIBOR USD 1 Month+0.800%, 08/13/2027 (B)	116	116
COMM Mortgage Trust, Ser CR8, Cl A4
3.334%, 06/10/2046	1,041	1,040
Commercial Mortgage Trust, Ser 2013-CC13, Cl XA, IO
1.050%, 11/10/2046 (A)	744	22
Commercial Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (A)	20	21
Commercial Mortgage Trust, Ser 2013-CR12, Cl C
5.247%, 10/10/2046 (A)	10	10
Commercial Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	20	21
Commercial Mortgage Trust, Ser 2014-TWC, Cl A
2.896%, VAR LIBOR USD 1 Month+0.850%, 02/13/2032 (B)	200	200
CSMC Trust, Ser 2016-BDWN, Cl B
6.573%, VAR LIBOR USD 1 Month+4.500%, 02/15/2029 (B)	200	201
CSMC Trust, Ser 2018-J1, Cl A2
3.500%, 02/25/2048 (A)	1,500	1,463
DBUBS Mortgage Trust, Ser 2011-LC2A, Cl A4
4.537%, 07/10/2044 (B)	1,010	1,042
GS Mortgage Securities Trust, Ser 2013- GC16, Cl B
5.161%, 11/10/2046 (A)	80	85
Homestar Mortgage Acceptance, Ser 2004- 6, Cl M2
2.761%, VAR ICE LIBOR USD 1 Month+0.670%, 01/25/2035	394	395
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl B
4.927%, 11/15/2045 (A)	210	219
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl C
5.253%, 11/15/2045 (A)	50	52
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
5.044%, 01/15/2047 (A)	30	31

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.710%, 09/15/2047 (A)	$80	$77
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C29, Cl C
4.317%, 05/15/2048 (A)	380	366
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl A5
3.822%, 07/15/2048	250	253
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C31, Cl A3
3.801%, 08/15/2048	390	394
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl C
4.512%, 03/15/2050 (A)	110	109
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C5, Cl A3
4.171%, 08/15/2046	8	8
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-LC9, Cl AS
3.353%, 12/15/2047 (B)	380	375
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-FL7, Cl D
5.823%, VAR LIBOR USD 1 Month+3.750%, 05/15/2028 (B)	200	199
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2016-C6, Cl A3
3.507%, 05/15/2045	1,320	1,327
JPMorgan Mortgage Trust, Ser 2015-5, Cl A9
2.972%, 05/25/2045 (A)(B)	171	170
JPMorgan Mortgage Trust, Ser 2016-1, Cl A5
3.500%, 05/25/2046 (A)(B)	580	576
JPMorgan Mortgage Trust, Ser 2018-3, Cl A1
3.500%, 09/25/2048 (A)(B)	783	770
JPMorgan Mortgage Trust, Ser 2018-4, Cl A1
3.500%, 10/25/2048 (A)(B)	306	303
JPMorgan Mortgage Trust, Ser 2018-5, Cl A1
3.500%, 10/25/2048 (A)(B)	1,024	1,003
JPMorgan Mortgage Trust, Ser 2018-6, Cl 1A4
3.500%, 12/25/2048 (A)(B)	994	987
MASTR Alternative Loans Trust, Ser 2004-2, Cl 4A1
5.000%, 02/25/2019	7	7
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Cl A4
4.219%, 07/15/2046 (A)	120	123
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C5, Cl A4
3.176%, 08/15/2045	1,475	1,464
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2017-C34, Cl ASB
3.354%, 11/15/2052	615	612

22	New Covenant Funds / Annual Report / June 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust, Ser 2012-C4, Cl A4
3.244%, 03/15/2045	$220	$219
Morgan Stanley Capital I Trust, Ser 2016- BNK2, Cl A4
3.049%, 11/15/2049	140	133
Morgan Stanley Capital I Trust, Ser 2016- UB12, Cl A4
3.596%, 12/15/2049	160	158
Morgan Stanley Re-Remic Trust, Ser 2012-IO, Cl AXA
1.000%, 03/27/2051 (B)	9	9
MSCG Trust, Ser 2016-SNR, Cl C
5.205%, 11/15/2034 (B)	134	133
MSCG Trust, Ser ALDR, Cl A2
3.577%, 06/07/2035 (A)(B)	410	400
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A3
5.957%, 03/25/2047	88	89
Sequoia Mortgage Trust, Ser 2017-1, Cl A4
3.500%, 02/25/2047 (A)(B)	852	849
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (A)(B)	340	336
UBS-BAMLL Trust, Ser 2012-WRM, Cl A
3.663%, 06/10/2030 (B)	116	115
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A4
3.525%, 05/10/2063	73	73
UBS-Barclays Commercial Mortgage Trust, Ser 2012-CN, Cl XA, IO
1.492%, 05/10/2063 (A)(B)	348	15
Wells Fargo Commercial Mortgage Trust, Ser 2015-NXS3, Cl NXS3
3.371%, 09/15/2057	160	160
WFRBS Commercial Mortgage Trust, Ser 2011-C4, Cl A4
4.902%, 06/15/2044 (A)(B)	1,354	1,408
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
1.580%, 06/15/2045 (A)(B)	1,146	49
WFRBS Commercial Mortgage Trust, Ser 2013-C11, Cl AS
3.311%, 03/15/2045	160	158
WFRBS Commercial Mortgage Trust, Ser 2013-C13, Cl XA, IO
1.352%, 05/15/2045 (A)(B)	1,174	57
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl C
3.995%, 10/15/2057 (A)	150	145
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl B
4.522%, 10/15/2057 (A)	270	273

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl XA, IO
0.788%, 10/15/2057 (A)	$1,178	$35

		22,347

Total Mortgage-Backed Securities (Cost $130,066) ($ Thousands)		128,156

CORPORATE OBLIGATIONS — 31.2%
Consumer Discretionary — 4.4%
21st Century Fox America
6.900%, 03/01/2019	900	924
3.000%, 09/15/2022	30	29
Amazon.com
3.150%, 08/22/2027	470	450
2.400%, 02/22/2023	1,000	962
BMW US Capital
2.150%, 04/06/2020 (B)	950	935
1.850%, 09/15/2021 (B)	20	19
Charter Communications Operating
4.908%, 07/23/2025	40	40
3.750%, 02/15/2028	20	18
3.579%, 07/23/2020	30	30
Comcast Cable Communications Holdings
9.455%, 11/15/2022	1,116	1,372
Danone
2.077%, 11/02/2021 (B)	500	478
Ford Motor Credit
8.125%, 01/15/2020	340	364
2.597%, 11/04/2019	1,060	1,051
2.262%, 03/28/2019	759	755
General Motors Financial
4.150%, 06/19/2023	600	600
3.700%, 11/24/2020	80	81
3.700%, 05/09/2023	190	186
3.150%, 01/15/2020	330	329
2.450%, 11/06/2020	30	29
Hyundai Capital America MTN
2.400%, 10/30/2018 (B)	240	240
KazMunayGas National JSC
5.375%, 04/24/2030 (B)	400	401
McDonald’s MTN
2.750%, 12/09/2020	280	278
NBCUniversal Media
4.375%, 04/01/2021	10	10
Newell Brands
4.200%, 04/01/2026	10	10
3.850%, 04/01/2023	90	89
3.150%, 04/01/2021	60	59
TCI Communications
7.875%, 02/15/2026	240	294

New Covenant Funds / Annual Report / June 30, 2018	23

SCHEDULE OF INVESTMENTS

June 30, 2018

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Time Warner Cable
5.000%, 02/01/2020	$990	$1,011
Viacom
5.625%, 09/15/2019	422	432
3.875%, 04/01/2024	20	20
Warner Media
4.875%, 03/15/2020	995	1,022
Yale University MTN
2.086%, 04/15/2019	1,019	1,015
ZF North America Capital
4.750%, 04/29/2025 (B)	160	160
4.000%, 04/29/2020 (B)	280	282

		13,975

Consumer Staples — 0.5%
Kraft Heinz Foods
5.375%, 02/10/2020	86	89
4.875%, 02/15/2025 (B)	80	82
3.950%, 07/15/2025	30	29
3.000%, 06/01/2026	10	9
Kroger
4.000%, 02/01/2024	140	140
PepsiCo
3.000%, 08/25/2021	290	290
2.750%, 03/05/2022	80	79
Smithfield Foods
2.700%, 01/31/2020 (B)	330	325
Walgreens Boots Alliance
3.450%, 06/01/2026	150	140
WM Wrigley Jr
2.900%, 10/21/2019 (B)	360	359
2.400%, 10/21/2018 (B)	140	140

		1,682

Energy — 2.9%
Anadarko Petroleum
8.700%, 03/15/2019	590	613
5.550%, 03/15/2026	190	204
5.542%, 10/10/2036 (C)	3,000	1,269
Apache
3.250%, 04/15/2022	783	770
Baker Hughes a GE
3.200%, 08/15/2021	26	26
BP Capital Markets
3.535%, 11/04/2024	20	20
3.216%, 11/28/2023	140	137
Chevron
2.100%, 05/16/2021	130	127
1.991%, 03/03/2020	1,150	1,136
Continental Resources
3.800%, 06/01/2024	160	156

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Devon Energy
5.850%, 12/15/2025	$120	$132
3.250%, 05/15/2022	630	619
Enterprise Products Operating
3.900%, 02/15/2024	457	458
EOG Resources
4.150%, 01/15/2026	60	61
ExxonMobil
3.043%, 03/01/2026	150	146
Halliburton
3.800%, 11/15/2025	10	10
3.250%, 11/15/2021	180	180
Kinder Morgan Energy Partners
4.150%, 02/01/2024	770	766
3.500%, 03/01/2021	30	30
MPLX
4.125%, 03/01/2027	110	105
4.000%, 03/15/2028	140	133
Noble Energy
4.150%, 12/15/2021	290	295
3.850%, 01/15/2028	140	134
Occidental Petroleum
4.100%, 02/01/2021	50	51
3.400%, 04/15/2026	80	78
3.125%, 02/15/2022	100	100
3.000%, 02/15/2027	130	123
Petrofac
3.400%, 10/10/2018 (B)	150	149
Schlumberger Holdings
3.000%, 12/21/2020 (B)	970	964
Sinopec Group Overseas Development
4.375%, 04/10/2024 (B)	290	296
Williams Partners
5.250%, 03/15/2020	40	41

		9,329

Financials — 11.4%
American Express
2.650%, 12/02/2022	264	254
American Express Credit MTN
2.375%, 05/26/2020	80	79
2.200%, 03/03/2020	710	701
American International Group
4.875%, 06/01/2022	415	435
Anglo American Capital
3.625%, 09/11/2024 (B)	200	189
Banco Santander
4.379%, 04/12/2028	200	191
3.459%, VAR ICE LIBOR USD 3 Month+1.120%, 04/12/2023	200	200

24	New Covenant Funds / Annual Report / June 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Bank of America
3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/2028	$234	$220
3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/2023	258	250
Bank of America MTN
4.450%, 03/03/2026	678	680
4.200%, 08/26/2024	210	211
4.125%, 01/22/2024	370	376
4.100%, 07/24/2023	280	285
4.000%, 04/01/2024	440	444
4.000%, 01/22/2025	80	79
3.593%, VAR ICE LIBOR USD 3 Month+1.370%, 07/21/2028	210	200
3.550%, VAR ICE LIBOR USD 3 Month+0.780%, 03/05/2024	80	79
3.500%, 04/19/2026	130	126
3.300%, 01/11/2023	60	59
2.600%, 01/15/2019	25	25
Bank of New York Mellon MTN
4.600%, 01/15/2020	836	857
3.300%, 08/23/2029	790	734
Barclays Bank
2.650%, 01/11/2021	1,199	1,172
BB&T MTN
6.850%, 04/30/2019	240	248
BPCE MTN
3.000%, 05/22/2022 (B)	640	618
Brighthouse Financial
3.700%, 06/22/2027	90	80
Capital One
2.650%, 08/08/2022	830	796
Charles Schwab
3.850%, 05/21/2025	110	111
Chubb INA Holdings
2.300%, 11/03/2020	60	59
Citibank
2.000%, 03/20/2019	470	468
Citigroup
8.125%, 07/15/2039	12	17
5.500%, 09/13/2025	150	159
5.300%, 05/06/2044	31	32
4.650%, 07/30/2045	28	28
4.450%, 09/29/2027	150	148
4.400%, 06/10/2025	160	159
4.300%, 11/20/2026	40	39
4.125%, 07/25/2028	40	38
4.075%, VAR ICE LIBOR USD 3 Month+1.192%, 04/23/2029	240	235
4.050%, 07/30/2022	40	40
3.668%, VAR ICE LIBOR USD 3 Month+1.390%, 07/24/2028	340	324

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.500%, 05/15/2023	$100	$98
3.400%, 05/01/2026	673	638
2.700%, 03/30/2021	455	446
Cooperatieve Rabobank UA
3.950%, 11/09/2022	670	664
Credit Suisse Group
4.282%, 01/09/2028 (B)	280	272
Daiwa Securities Group
3.129%, 04/19/2022 (B)	50	49
General Electric Capital MTN
6.000%, 08/07/2019	414	428
4.650%, 10/17/2021	180	187
4.375%, 09/16/2020	10	11
Glencore Funding
2.875%, 04/16/2020 (B)	20	20
Goldman Sachs Group
5.750%, 01/24/2022	662	708
5.150%, 05/22/2045	20	20
4.750%, 10/21/2045	40	40
4.250%, 10/21/2025	90	89
4.223%, VAR ICE LIBOR USD 3 Month+1.301%, 05/01/2029	470	463
3.691%, VAR ICE LIBOR USD 3 Month+1.510%, 06/05/2028	300	284
3.500%, 11/16/2026	90	85
2.300%, 12/13/2019	460	455
Goldman Sachs Group MTN
6.000%, 06/15/2020	480	505
5.375%, 03/15/2020	640	663
4.000%, 03/03/2024	420	420
HSBC Holdings
4.583%, VAR ICE LIBOR USD 3 Month+1.535%, 06/19/2029	400	404
3.400%, 03/08/2021	360	360
2.950%, 05/25/2021	380	374
Intesa Sanpaolo
3.375%, 01/12/2023 (B)	200	184
John Deere Capital
1.700%, 01/15/2020	40	39
John Deere Capital MTN
2.250%, 04/17/2019	60	60
JPMorgan Chase
4.500%, 01/24/2022	786	813
4.005%, VAR ICE LIBOR USD 3 Month+1.120%, 04/23/2029	100	99
3.875%, 09/10/2024	290	287
2.550%, 03/01/2021	30	29
KKR Group Finance
6.375%, 09/29/2020 (B)	915	974
Liberty Mutual Group
4.250%, 06/15/2023 (B)	412	416

New Covenant Funds / Annual Report / June 30, 2018	25

SCHEDULE OF INVESTMENTS

June 30, 2018

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Lincoln National
6.250%, 02/15/2020	$570	$597
Manufacturers & Traders Trust
2.625%, 01/25/2021	1,163	1,145
Metropolitan Life Global Funding I
3.000%, 01/10/2023 (B)	507	497
Morgan Stanley MTN
3.772%, VAR ICE LIBOR USD 3 Month+1.140%, 01/24/2029	320	308
3.750%, 02/25/2023	1,810	1,812
Nuveen Finance
2.950%, 11/01/2019 (B)	50	50
Peachtree Corners Funding Trust
3.976%, 02/15/2025 (B)	779	758
Penske Truck Leasing Lp
3.900%, 02/01/2024 (B)	965	954
Principal Life Global Funding II
2.625%, 11/19/2020 (B)	570	561
Reliance Standard Life Global Funding II MTN
2.500%, 01/15/2020 (B)	30	30
Royal Bank of Canada MTN
2.150%, 10/26/2020	70	69
2.125%, 03/02/2020	900	886
Royal Bank of Scotland Group
4.519%, VAR ICE LIBOR USD 3 Month+1.550%, 06/25/2024	290	290
Santander UK
2.375%, 03/16/2020	40	39
Santander UK Group Holdings
3.571%, 01/10/2023	200	194
Sumitomo Mitsui Trust Bank
2.050%, 03/06/2019 (B)	599	596
Svenska Handelsbanken MTN
3.350%, 05/24/2021	250	250
Synchrony Financial
3.000%, 08/15/2019	120	120
Toronto-Dominion Bank MTN
1.950%, 01/22/2019	740	737
UBS Group Funding Jersey
4.125%, 04/15/2026 (B)	634	627
UBS Group Funding Switzerland
4.253%, 03/23/2028 (B)	250	249
3.491%, 05/23/2023 (B)	390	381
WEA Finance
2.700%, 09/17/2019 (B)	310	309
Wells Fargo
3.069%, 01/24/2023	808	786
3.000%, 10/23/2026	190	175
Wells Fargo MTN
4.900%, 11/17/2045	30	30
4.600%, 04/01/2021	480	496
4.300%, 07/22/2027	260	256

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.450%, 02/13/2023	$120	$117
Westpac Banking
2.600%, 11/23/2020	80	79
2.300%, 05/26/2020	10	10
XLIT
6.375%, 11/15/2024	818	919

		36,356

Health Care — 2.7%
Abbott Laboratories
3.400%, 11/30/2023	250	247
2.350%, 11/22/2019	19	19
AbbVie
3.600%, 05/14/2025	10	10
2.500%, 05/14/2020	700	691
Aetna
2.800%, 06/15/2023	20	19
Amgen
2.125%, 05/01/2020	20	20
Anthem
3.125%, 05/15/2022	340	335
Baylor Scott & White Holdings
1.947%, 11/15/2021	1,226	1,172
Becton Dickinson
4.685%, 12/15/2044	50	49
3.734%, 12/15/2024	24	23
3.363%, 06/06/2024	210	202
Cardinal Health
2.616%, 06/15/2022	100	96
Celgene
3.875%, 08/15/2025	130	126
3.550%, 08/15/2022	60	60
2.250%, 08/15/2021	70	67
CVS Health
4.125%, 05/15/2021	300	306
3.875%, 07/20/2025	95	92
3.350%, 03/09/2021	60	60
2.800%, 07/20/2020	190	188
CVS Pass-Through Trust
7.507%, 01/10/2032 (B)	1,260	1,477
Eli Lilly
2.350%, 05/15/2022	170	165
Gilead Sciences
2.550%, 09/01/2020	20	20
2.500%, 09/01/2023	50	48
2.050%, 04/01/2019	290	288
1.850%, 09/20/2019	130	128
Humana
3.150%, 12/01/2022	240	233
2.900%, 12/15/2022	290	282
Medtronic
3.125%, 03/15/2022	190	189

26	New Covenant Funds / Annual Report / June 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Medtronic Global Holdings SCA
1.700%, 03/28/2019	$930	$924
Merck
2.750%, 02/10/2025	20	19
SSM Health Care
3.688%, 06/01/2023	644	647
Teva Pharmaceutical Finance BV
2.950%, 12/18/2022	30	27
UnitedHealth Group
2.875%, 12/15/2021	50	49
2.700%, 07/15/2020	70	70
1.625%, 03/15/2019	200	199

		8,547

Industrials — 2.6%
AerCap Ireland Capital DAC
4.625%, 10/30/2020	730	744
4.500%, 05/15/2021	310	316
American Airlines, Ser 2016-3, Cl A
3.250%, 10/15/2028	1,182	1,124
American Airlines Pass-Through Trust, Ser 2013-2, Cl A
4.950%, 01/15/2023	401	414
Aviation Capital Group
6.750%, 04/06/2021 (B)	80	86
Burlington Northern and Santa Fe Railway Pass-Through Trust, Ser 2002-2
5.140%, 01/15/2021	161	164
Burlington Northern Santa Fe
4.550%, 09/01/2044	10	10
Cintas No. 2
3.700%, 04/01/2027	120	118
2.900%, 04/01/2022	120	117
Continental Airlines Pass-Through Trust, Ser 1999-1
6.545%, 02/02/2019	11	11
Continental Airlines Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	701	704
Delta Air Lines Pass-Through Trust, Ser 2010- 2, Cl A
4.950%, 05/23/2019	243	245
Delta Air Lines Pass-Through Trust, Ser 2015- 1, Cl AA
3.625%, 07/30/2027	587	583
Eaton
2.750%, 11/02/2022	450	437
GE Capital International Funding Unlimited
2.342%, 11/15/2020	1,205	1,178
General Electric
4.500%, 03/11/2044	90	88

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
General Electric MTN
6.875%, 01/10/2039	$30	$38
5.500%, 01/08/2020	10	10
General Electric Capital MTN
5.300%, 02/11/2021	160	167
International Lease Finance
5.875%, 08/15/2022	400	424
Republic Services
3.200%, 03/15/2025	180	173
Union Pacific
3.950%, 09/10/2028	20	20
3.750%, 07/15/2025	20	20
United Airlines Pass-Through Trust, Ser 2014-1, Cl A
4.000%, 04/11/2026	785	787
United Parcel Service
2.500%, 04/01/2023	60	58
Waste Management
3.500%, 05/15/2024	120	119

		8,155

Information Technology — 1.1%
Apple
3.350%, 02/09/2027	210	205
2.900%, 09/12/2027	110	103
2.450%, 08/04/2026	70	64
2.000%, 11/13/2020	80	79
1.550%, 08/04/2021	60	58
Broadcom
3.125%, 01/15/2025	80	74
Diamond 1 Finance
4.420%, 06/15/2021 (B)	430	436
3.480%, 06/01/2019 (B)	90	90
Intel
3.700%, 07/29/2025	30	30
Juniper Networks
4.600%, 03/15/2021	452	459
Mastercard
3.375%, 04/01/2024	190	190
Microsoft
3.300%, 02/06/2027	140	138
2.400%, 02/06/2022	150	147
2.400%, 08/08/2026	210	194
1.850%, 02/06/2020	360	355
1.550%, 08/08/2021	110	106
Oracle
2.500%, 10/15/2022	130	126
QUALCOMM
2.100%, 05/20/2020	180	180
salesforce.com
3.700%, 04/11/2028	150	149
3.250%, 04/11/2023	70	70

New Covenant Funds / Annual Report / June 30, 2018	27

SCHEDULE OF INVESTMENTS

June 30, 2018

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Visa
4.300%, 12/14/2045	$10	$10
3.150%, 12/14/2025	110	107
2.200%, 12/14/2020	300	295

		3,665

Materials — 0.5%
Equate Petrochemical BV MTN
4.250%, 11/03/2026 (B)	200	194
Freeport-McMoRan
4.000%, 11/14/2021	170	166
Glencore Funding
4.125%, 05/30/2023 (B)	900	898
4.000%, 03/27/2027 (B)	190	179
Southern Copper
3.500%, 11/08/2022	130	127
Vale Overseas
6.250%, 08/10/2026	140	152

		1,716

Real Estate — 1.2%
American Tower Trust I, Ser 2013-13, Cl 2A
3.070%, 03/15/2048 (B)	700	687
Crown Castle Towers
4.241%, 07/15/2028 (B)	420	422
Simon Property Group
4.375%, 03/01/2021	430	443
2.350%, 01/30/2022	413	398
Ventas Realty
4.125%, 01/15/2026	566	557
3.500%, 02/01/2025	488	467
Welltower
4.500%, 01/15/2024	902	917

		3,891

Telecommunication Services — 2.2%
AT&T
7.195%, 11/27/2022 (B)(C)	2,000	1,691
5.800%, 02/15/2019	820	834
4.125%, 02/17/2026	408	399
3.875%, 08/15/2021	10	10
3.400%, 05/15/2025	460	431
3.000%, 06/30/2022	10	10
2.375%, 11/27/2018	290	290
Bharti Airtel
4.375%, 06/10/2025 (B)	200	184
Cox Communications
3.250%, 12/15/2022 (B)	859	834
Sprint Spectrum
3.360%, 09/20/2021 (B)	626	619
Verizon Communications
5.150%, 09/15/2023	600	638

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.329%, 09/21/2028 (B)	$102	$101
3.376%, 02/15/2025	532	509
Vodafone Group
3.750%, 01/16/2024	410	407

		6,957

Telecommunications — 0.2%
Telefonica Emisiones SAU
4.895%, 03/06/2048	340	313
Tencent Holdings MTN
3.595%, 01/19/2028 (B)	250	237

		550

Utilities — 1.5%
Dominion Energy
2.579%, 07/01/2020	260	256
Duke Energy
3.750%, 04/15/2024	900	898
3.550%, 09/15/2021	170	171
2.400%, 08/15/2022	150	144
FirstEnergy
4.250%, 03/15/2023	380	386
2.850%, 07/15/2022	330	320
Northern States Power
7.125%, 07/01/2025	1,190	1,433
Perusahaan Listrik Negara MTN
5.450%, 05/21/2028 (B)	370	376
Sempra Energy
2.400%, 03/15/2020	840	828

		4,812

Total Corporate Obligations (Cost $101,316) ($ Thousands)		99,635

U.S. TREASURY OBLIGATIONS — 11.7%
U.S. Treasury Bonds
4.500%, 02/15/2036	2,254	2,756
3.750%, 11/15/2043	250	284
3.125%, 05/15/2048	100	103
3.000%, 05/15/2045	1,260	1,265
3.000%, 02/15/2047	10	10
3.000%, 05/15/2047	120	120
3.000%, 02/15/2048	750	753
U.S. Treasury Inflation-Protected Securities
2.375%, 01/15/2025	173	191
1.375%, 02/15/2044	172	192
0.750%, 02/15/2042	455	444
0.375%, 07/15/2023	161	160
U.S. Treasury Notes
2.875%, 05/15/2028	1	1
2.750%, 05/31/2023	546	547

28	New Covenant Funds / Annual Report / June 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
2.750%, 02/15/2028	$4	$4
2.625%, 05/15/2021	1,071	1,071
2.625%, 06/30/2023	700	696
2.375%, 01/31/2023	11,705	11,530
2.250%, 02/15/2027	5,750	5,487
2.250%, 11/15/2027	4,395	4,178
2.000%, 10/31/2022	150	146
1.625%, 02/15/2026	3,258	2,989
United States Treasury Bills
2.056%, 11/15/2018 (C)	2,090	2,074
1.870%, 08/23/2018 (C)	810	808
1.857%, 08/16/2018 (C)	1,559	1,556

Total U.S. Treasury Obligations (Cost $37,992) ($ Thousands)		37,365

ASSET-BACKED SECURITIES — 10.8%
Automotive — 2.6%
Avis Budget Rental Car Funding AESOP, Ser 2017-2A, Cl A
2.970%, 03/20/2024 (B)	310	303
Ford Credit Floorplan Master Owner Trust, Ser 2016-1, Cl A1
1.760%, 02/15/2021	2,800	2,785
Hertz Vehicle Financing II, Ser 2018-1A, Cl A
3.290%, 02/25/2024 (B)	490	479
Honda Auto Receivables Owner Trust, Ser 2016-1, Cl A4
1.380%, 04/18/2022	1,307	1,294
Hyundai Auto Lease Securitization Trust, Ser 2017-A, Cl A3
1.880%, 08/17/2020 (B)	2,029	2,020
NextGear Floorplan Master Owner Trust, Ser 2016-1A, Cl A2
2.740%, 04/15/2021 (B)	1,557	1,555

		8,436

Home — 0.5%
Ameriquest Mortgage Securities, Ser 2003- 9, Cl AV1
2.851%, VAR ICE LIBOR USD 1 Month+0.760%, 09/25/2033	88	88
Argent Securities, Ser 2004-W5, Cl AV2
3.131%, VAR ICE LIBOR USD 1 Month+1.040%, 04/25/2034	321	320
Citifinancial Mortgage Securities, Ser 2004- 1, Cl AF4
5.070%, 04/25/2034	268	273

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Lake Country Mortgage Loan Trust, Ser 2006-HE1, Cl M5
4.091%, VAR ICE LIBOR USD 1 Month+2.000%, 07/25/2034 (B)	$390	$400
Master Asset-Backed Securities Trust, Ser 2007-NCW, Cl A1
2.391%, VAR ICE LIBOR USD 1 Month+0.300%, 05/25/2037 (B)	264	247
New Century Home Equity Loan Trust, Ser 2003-A, Cl A
2.811%, VAR ICE LIBOR USD 1 Month+0.720%, 10/25/2033 (B)	98	96

		1,424

Industrials — 0.5%
Ally Master Owner Trust, Ser 2018-2, Cl A
3.290%, 05/15/2023	1,572	1,576

Information Technology — 0.3%
COMM Mortgage Trust, Ser COR3, Cl A3
4.228%, 05/10/2051	932	964

Other Asset-Backed Securities — 6.9%
Citigroup Commercial Mortgage Trust, Ser 375P, Cl A
3.251%, 05/10/2035 (B)	400	397
Countrywide Asset-Backed Certificates, Ser 2007-13, Cl 2A2M
3.341%, VAR ICE LIBOR USD 1 Month+1.250%, 10/25/2047	181	184
Countrywide Asset-Backed Certificates, Ser 2007-4, Cl A4W
4.734%, 04/25/2047	325	313
Countrywide Home Equity Loan Trust, Ser 2006-F, Cl 2A1A
2.213%, VAR ICE LIBOR USD 1 Month+0.140%, 07/15/2036	448	423
CSAIL Commercial Mortgage Trust, Ser 2018- CX11, Cl A5
4.033%, 04/15/2051	160	163
DB Master Finance, Ser 2017-1A, Cl A2I
3.629%, 11/20/2047 (B)	536	527
Domino’s Pizza Master Issuer, Ser 2017-1A, Cl A2I
3.610%, VAR ICE LIBOR USD 3 Month+1.250%, 07/25/2047 (B)	471	472
DRB Prime Student Loan Trust, Ser 2015-B, Cl A1
3.991%, VAR ICE LIBOR USD 1 Month+1.900%, 10/27/2031 (B)	256	263

New Covenant Funds / Annual Report / June 30, 2018	29

SCHEDULE OF INVESTMENTS

June 30, 2018

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
DRB Prime Student Loan Trust, Ser 2015-D, Cl A2
3.200%, 01/25/2040 (B)	$420	$419
Flagstar Mortgage Trust, Ser 2018-2, Cl A4
3.500%, 04/25/2048 (A)(B)	619	609
GM Mortgage Securities Trust, Ser 2018- SRP5, Cl B
4.481%, 06/09/2021	430	430
GS Mortgage Securities Trust, Ser 2018- SRP5, Cl A
3.281%, 06/09/2021	620	620
Invitation Homes Trust, Ser 2015-SFR3, Cl A
3.373%, VAR LIBOR USD 1 Month+1.300%, 08/17/2032 (B)	2,094	2,096
Invitation Homes Trust, Ser 2018-SFR1, Cl A
2.785%, VAR LIBOR USD 1 Month+0.700%, 03/17/2037 (B)	1,493	1,489
Lanark Master Issuer, Ser 2018-1A, Cl 1A
2.749%, VAR ICE LIBOR USD 3 Month+0.420%, 12/22/2069 (B)	902	903
MAD Mortgage Trust, Ser 2017-330M, Cl A
3.294%, 08/15/2034 (A)(B)	220	216
MMAF Equipment Finance, Ser 2018-A, Cl A3
3.200%, 09/12/2022 (B)	1,255	1,257
Navient Student Loan Trust, Ser 2017-3A, Cl A3
3.141%, VAR ICE LIBOR USD 1 Month+1.050%, 07/26/2066 (B)	420	430
Navient Student Loan Trust, Ser 2017-5A, Cl A
2.891%, VAR ICE LIBOR USD 1 Month+0.800%, 07/26/2066 (B)	178	179
People’s Choice Home Loan Securities Trust, Ser 2004-1, Cl M1
2.976%, VAR ICE LIBOR USD 1 Month+0.885%, 06/25/2034	410	405
Prosper Marketplace Issuance Trust, Ser 2017-3A, Cl A
2.360%, 11/15/2023 (B)	233	232
Sequoia Mortgage Trust, Ser 2017-5, Cl A4
3.500%, 08/25/2047 (A)(B)	937	928
Sequoia Mortgage Trust, Ser 2017-6, Cl A4
3.500%, 09/25/2047 (A)(B)	483	482
Shops at Crystals Trust, Ser 2016-CSTL, Cl A
3.126%, 07/05/2036 (B)	100	95
SLM Private Credit Student Loan Trust, Ser 2006-A, Cl A5
2.631%, VAR ICE LIBOR USD 3 Month+0.290%, 06/15/2039	383	375
SLM Student Loan Trust, Ser 2002-A, Cl A2
2.891%, VAR ICE LIBOR USD 3 Month+0.550%, 12/16/2030	288	287

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2003-7A, Cl A5A
3.541%, VAR ICE LIBOR USD 3 Month+1.200%, 12/15/2033 (B)	$168	$170
SLM Student Loan Trust, Ser 2006-10, Cl A6
2.510%, VAR ICE LIBOR USD 3 Month+0.150%, 03/25/2044	1,630	1,575
Small Business Administration, Ser 2015- 20C, Cl 1
2.720%, 03/01/2035	1,089	1,073
United States Small Business Administration, Ser 2010-20H, Cl 1
3.520%, 08/01/2030	398	405
United States Small Business Administration, Ser 2011-20B, Cl 1
4.220%, 02/01/2031	420	439
United States Small Business Administration, Ser 2011-20J, Cl 1
2.760%, 10/01/2031	233	230
United States Small Business Administration, Ser 2013-20K, Cl 1
3.380%, 11/01/2033	971	980
United States Small Business Administration, Ser 2014-20F, Cl 1
2.990%, 06/01/2034	1,039	1,026
United States Small Business Administration, Ser 2015-20E, Cl 1
2.770%, 05/01/2035	611	601
United States Small Business Administration, Ser 2015-20K, Cl 1
2.700%, 11/01/2035	611	598
United States Small Business Administration, Ser 2017-20J, Cl 1
2.850%, 10/01/2037	769	746

		22,037

Total Asset-Backed Securities (Cost $34,571) ($ Thousands)		34,437

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.2%
FHLB
1.801%, 07/26/2018	570	569
FHLB DN
1.920%, 08/17/2018 (C)	200	200
1.902%, 08/27/2018 (C)	210	209
1.881%, 08/15/2018 (C)	340	339
1.872%, 08/14/2018 (C)	1,140	1,138
1.856%, 08/03/2018 (C)	990	988
1.799%, 07/02/2018 (C)	1,980	1,980
1.735%, 07/05/2018 (C)	2,000	2,000
FHLMC
4.000%, 04/01/2048	99	101
4.000%, 05/01/2048	790	806

30	New Covenant Funds / Annual Report / June 30, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%, 11/01/2043	$779	$760
2.375%, 01/13/2022	1,090	1,076
1.250%, 10/02/2019	70	69
FHLMC DN
1.806%, 07/18/2018 (C)	170	170
FNMA
5.000%, 05/01/2048	98	104
4.500%, 09/01/2057	294	308
4.000%, 02/01/2056	86	88
4.000%, 06/01/2057	95	98
3.000%, 03/01/2046	1,493	1,458
2.846%, 10/09/2019 (C)	1,190	1,152
FNMA, Ser 2012-101, Cl BI, IO
4.000%, 09/25/2027	23	2
FRESB Mortgage Trust, Ser SB48, Cl A10F
3.370%, 02/25/2028 (A)	770	762
Tennessee Valley Authority
3.875%, 02/15/2021	790	813
United States Small Business Administration, Ser 2018-20E, Cl 1
3.500%, 05/01/2038	1,409	1,407

Total U.S. Government Agency Obligations (Cost $16,644) ($ Thousands)		16,597

FOREIGN BONDS — 2.8%
Allergan Funding SCS
3.800%, 03/15/2025	100	97
3.450%, 03/15/2022	120	118
Banco Santander
3.125%, 02/23/2023	200	190
Banco Santander Chile
2.500%, 12/15/2020 (B)	240	233
Barclays Bank
10.179%, 06/12/2021 (B)	370	427
BHP Billiton Finance USA
2.875%, 02/24/2022	10	10
BNP Paribas MTN
2.700%, 08/20/2018	300	300
BP Capital Markets
3.561%, 11/01/2021	230	232
3.119%, 05/04/2026	170	163
British Telecommunications
2.350%, 02/14/2019	270	269
CNOOC Finance
3.500%, 05/05/2025	330	318
Commonwealth Bank of Australia
2.200%, 11/09/2020 (B)	420	409
Cooperatieve Rabobank UA
4.375%, 08/04/2025	500	490

Description	Face Amount (Thousands)	Market Value ($ Thousands)
FOREIGN BONDS (continued)
Credit Suisse NY MTN
2.300%, 05/28/2019	$310	$309
Ecopetrol
5.375%, 06/26/2026	140	144
HSBC Holdings
4.250%, 08/18/2025	230	226
Intesa Sanpaolo
5.017%, 06/26/2024 (B)	200	181
3.125%, 07/14/2022 (B)	200	185
Landwirtschaftliche Rentenbank
1.375%, 10/23/2019	110	108
OCP
4.500%, 10/22/2025 (B)	400	380
Petrobras Global Finance BV
6.850%, 06/05/2115	150	126
Petroleos del Peru
4.750%, 06/19/2032 (B)	400	383
Petroleos Mexicanos
4.875%, 01/18/2024	190	188
Shell International Finance
4.375%, 03/25/2020	130	133
Shell International Finance BV
3.250%, 05/11/2025	150	147
2.875%, 05/10/2026	40	38
2.250%, 11/10/2020	360	354
1.750%, 09/12/2021	1,592	1,525
Telefonica Emisiones SAU
5.134%, 04/27/2020	80	83
Teva Pharmaceutical Finance Netherlands III BV
2.200%, 07/21/2021	1,056	979
Vale Overseas
6.875%, 11/21/2036	100	112
4.375%, 01/11/2022	18	18

Total Foreign Bonds (Cost $9,100) ($ Thousands)		8,875

SOVEREIGN DEBT — 2.7%
Abu Dhabi Government International Bond
2.500%, 10/11/2022 (B)	490	469
Colombia Government International Bond
5.625%, 02/26/2044	280	297
Indonesia Government International Bond MTN
5.125%, 01/15/2045 (B)	200	196
3.850%, 07/18/2027 (B)	200	190
3.750%, 04/25/2022	370	366
Kuwait International Government Bond
3.500%, 03/20/2027 (B)	210	204

New Covenant Funds / Annual Report / June 30, 2018	31

SCHEDULE OF INVESTMENTS

June 30, 2018

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Mexico Government International Bond
4.000%, 10/02/2023	$610	$612
3.600%, 01/30/2025	380	367
Panama Government International Bond
6.700%, 01/26/2036	190	233
Peruvian Government International Bond
6.550%, 03/14/2037	540	674
Poland Government International Bond
5.125%, 04/21/2021	440	462
4.000%, 01/22/2024	450	457
Province of Ontario Canada
4.400%, 04/14/2020	840	863
Province of Quebec Canada
2.625%, 02/13/2023	500	490
Province of Quebec Canada, Ser A MTN
6.350%, 01/30/2026	1,010	1,177
Russian Foreign Bond
7.500%, 03/31/2030	198	218
Russian Foreign Bond—Eurobond
5.875%, 09/16/2043	400	430
5.625%, 04/04/2042	400	418
Saudi Government International Bond MTN
2.875%, 03/04/2023 (B)	370	356

Total Sovereign Debt (Cost $8,655) ($ Thousands)		8,479

COMMERCIAL PAPER — 1.3%
BPCE
2.365%, 10/01/2018 (C)	1,460	1,451
Mitsubishi UFJ
2.335%, 10/10/2018 (C)	980	973
Standard Chartered BK US
2.314%, 10/03/2018 (C)	1,670	1,660

Total Commercial Paper (Cost $4,085) ($ Thousands)		4,084

MUNICIPAL BONDS — 0.6%
Florida — 0.3%
Florida State, Board of Administration Finance, Ser A, RB
2.638%, 07/01/2021	420	416
State Board of Administration Finance, Ser A, RB
2.163%, 07/01/2019	535	532

		948

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Wisconsin — 0.3%
Wisconsin State, Ser A, RB, AGM
5.700%, 05/01/2026	$970	$1,078

Total Municipal Bonds (Cost $2,069) ($ Thousands)		2,026

	Shares

CASH EQUIVALENT — 1.8%
SEI Daily Income Trust, Government Fund, Cl F 1.660%**†	5,833,477	5,833

Total Cash Equivalent (Cost $5,833) ($ Thousands)		5,833

.	Face Amount (Thousands)
REPURCHASE AGREEMENT — 4.7%
Deutsche Bank
2.050%, dated 06/29/2018, to be repurchased on 07/02/2018, repurchase price $15,002,563 (collateralized by a U.S. Treasury Obligation, par value $15,471,650, 0.125%, 04/15/2020; with total market value $15,306,676) (D)	$15,000	15,000

Total Repurchase Agreement (Cost $15,000) ($ Thousands)		15,000

Total Investments in Securities — 113.0% (Cost $365,331) ($ Thousands)		$360,487

	Contracts
WRITTEN OPTION*(E) — 0.0%
Total Written Option (E) (Premiums Received $13) ($ Thousands)	(14)	$(14)

32	New Covenant Funds / Annual Report / June 30, 2018

A list of open option contracts by the Fund at June 30, 2018 are as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
WRITTEN OPTION — 0.0%
Call Options
U.S. Bond Future Option*	(14)	$(2,030)	$145.00	07/21/18	$(14)

Total Written Option		$(2,030)			$(14)

A list of the open futures contracts held by the Fund at June 30, 2018 are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
90-Day Euro$	145	Jun-2020	$35,254	$35,170	$(84)
90-Day Euro$	291	Dec-2019	70,679	70,593	(86)
90-Day Euro$	(37)	Dec-2018	(9,062)	(9,006)	57
90-Day Euro$	(149)	Sep-2018	(36,343)	(36,336)	7
U.S. 2-Year Treasury Note	(59)	Sep-2018	(12,529)	(12,498)	31
U.S. 5-Year Treasury Note	456	Sep-2018	51,698	51,809	111
U.S. 10-Year Treasury Note	(73)	Sep-2018	(8,723)	(8,774)	(50)
U.S. Long Treasury Bond	(136)	Sep-2018	(19,486)	(19,720)	(234)
U.S. Ultra Long Treasury Bond	22	Sep-2018	3,417	3,510	93
Ultra 10-Year U.S. Treasury Note	22	Sep-2018	2,797	2,821	24

			$77,702	$77,569	$(131)

The futures contracts are considered to have interest rate risk associated with them.

Percentages are based on Net Assets of $318,955 ($ Thousands).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of June 30, 2018.
†	Investment in Affiliated Security (see Note 3).

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On June 30, 2018, the value of these securities amounted to $52,061 ($ Thousands), representing 16.3% of the Net Assets of the Fund.

(C)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(D)	Tri-Party Repurchase Agreement.
(E)	Refer to table below for details on Options Contracts.

AGM – Assured Guaranty Municipal

Cl – Class

CMO – Collateralized Mortgage Obligation

DN – Discount Note

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

ICE – Intercontinental Exchange

IO – Interest Only - face amount represents notional amount.

LIBOR – London Interbank Offered Rate

MTN – Medium Term Note

NY – New York

RB – Revenue Bond

REMIC – Real Estate Mortgage Investment Conduit

Ser – Series

TBA – To Be Announced

USD – United States Dollar

VAR – Variable Rate

New Covenant Funds / Annual Report / June 30, 2018	33

SCHEDULE OF INVESTMENTS

June 30, 2018

New Covenant Income Fund (Concluded)

The following is a list of the levels of inputs used as of June 30, 2018 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$–	$128,156	$–	$128,156
Corporate Obligations	–	99,635	–	99,635
U.S. Treasury Obligations	–	37,365	–	37,365
Asset-Backed Securities	–	34,437	–	34,437
U.S. Government Agency Obligations	–	16,597	–	16,597
Foreign Bonds	–	8,875	–	8,875
Sovereign Debt	–	8,479	–	8,479
Commercial Paper	–	4,084	–	4,084
Municipal Bonds	–	2,026	–	2,026
Cash Equivalent	5,833	–	–	5,833
Repurchase Agreement	–	15,000	–	15,000

Total Investments in Securities	$5,833	$354,654	$–	$360,487

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Written Options	$(14)	$–	$–	$(14)
Futures Contracts *
Unrealized Appreciation	323	–	–	323
Unrealized Depreciation	(454)	–	–	(454)

Total Other Financial Instruments	$(145)	$–	$–	$(145)

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the period ended June 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended June 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “–” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the period ended June 30, 2018 ($ Thousands):

Security Description	Value 6/30/2017	Purchases at Cost	Proceeds from Sales	Value 6/30/2018	Dividend Income
SEI Daily Income Trust, Government Fund, CI F	$2,407	$83,846	$(80,420)	$5,833	$28

The accompanying notes are an integral part of the financial statements.

34	New Covenant Funds / Annual Report / June 30, 2018

SCHEDULE OF INVESTMENTS

June 30, 2018

New Covenant Balanced Growth Fund

Sector Weightings (Unaudited)†: †Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 98.8%
Equity Fund — 59.4%
New Covenant Growth Fund †	3,993,887	$172,416

Total Equity Fund (Cost $103,869) ($ Thousands)		172,416

Fixed Income Fund — 39.4%
New Covenant Income Fund †	5,062,311	114,510

Total Fixed Income Fund (Cost $116,550) ($ Thousands)		114,510

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Government Fund, Cl F 1.660%**†	3,325,095	$3,325

Total Cash Equivalent (Cost $3,325) ($ Thousands)		3,325

Total Investments in Securities — 99.9% (Cost $223,744) ($ Thousands)		$290,251

Percentages are based on a Net Assets of $290,444 ($ Thousands).

†	Investment in Affiliated Security (see Note 3).
*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of June 30, 2018.

Cl — Class

As of June 30, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended June 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended June 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the period ended June 30, 2018 ($ Thousands):

Security Description	Value 6/30/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 6/30/2018	Dividend Income
New Covenant Growth Fund	$172,045	$16,588	$(38,809)	$12,857	$9,735	$172,416	$1,632
New Covenant Income Fund	111,344	15,691	(9,573)	(542)	(2,410)	114,510	2,303
SEI Daily Income Trust, Government Fund, CI F	2,520	30,848	(30,043)	—	—	3,325	28

Totals	$285,909	$63,127	$(78,425)	$12,315	$7,325	$290,251	$3,963

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2018	35

SCHEDULE OF INVESTMENTS

June 30, 2018

New Covenant Balanced Income Fund

Sector Weightings (Unaudited)†: †Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 98.7%
Fixed Income Fund — 63.8%
New Covenant Income Fund †	2,181,219	$49,339

Total Fixed Income Fund (Cost $50,565) ($ Thousands)		49,339

Equity Fund — 34.9%
New Covenant Growth Fund †	625,537	27,004

Total Equity Fund (Cost $13,666) ($ Thousands)		27,004

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.2%
SEI Daily Income Trust, Government Fund, Cl F 1.660%**†	887,773	$888

Total Cash Equivalent (Cost $888) ($ Thousands)		888

Total Investments in Securities — 99.9% (Cost $65,119) ($ Thousands)		$77,231

Percentages are based on a Net Assets of $77,329 ($ Thousands).

**	Rate shown is the 7-day effective yield as of June 30, 2018.
†	Investment in Affiliated Security (see Note 3).

Cl — Class

As of June 30, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended June 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended June 30, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the period ended June 30, 2018 ($ Thousands):

Security Description	Value 6/30/2017	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 6/30/2018	Dividend Income
New Covenant Growth Fund	$27,879	$3,678	$(8,181)	$2,591	$1,037	$27,004	$261
New Covenant Income Fund	50,299	3,733	(3,393)	(238)	(1,062)	49,339	1,021
SEI Daily Income Trust, Government Fund, CI F	922	10,583	(10,617)	—	—	888	9

Totals	$79,100	$17,994	$(22,191)	$2,353	$(25)	$77,231	$1,291

The accompanying notes are an integral part of the financial statements.

36	New Covenant Funds / Annual Report / June 30, 2018

STATEMENTS OF ASSETS AND LIABILITIES ($ THOUSANDS)

June 30, 2018

	Growth Fund		Income Fund	Balanced Growth Fund		Balanced Income Fund
Assets:
Investments, at value†	$417,610		$339,654	$—		$—
Repurchase Agreements, at value ††	—		15,000	—		—
Affiliated investments, at value††	6,521		5,833	290,251		77,231
Cash and cash equivalents	4,568		—	—		—
Dividends and interest receivable	369		1,849	260		97
Foreign tax reclaim receivable	74		—	—		—
Receivable for fund shares sold	58		37	—		20
Receivable for investment securities sold	—		9,770	—		—
Cash pledged as collateral for futures contracts	—		209	—		—
Receivable for variation margin	—		2	—		—
Prepaid expenses	31		22	20		5
Total Assets	429,231		372,376	290,531		77,353
Liabilities:
Options written, at value ††††	—		14	—		—
Payable for investment securities purchased	172		52,518	—		—
Investment advisory fees payable	137		73	—		—
Administration fees payable	70		52	20		10
Social witness and licensing fees payable	44		38	—		—
Shareholder servicing fees payable	36		26	—		—
Payable for fund shares redeemed	6		38	12		3
Trustees’ fees payable	2		1	15		—
CCO fees payable	1		—	—		—
Income distribution payable	—		555	—		—
Payable for variation margin	—		29	—		—
Accrued expense payable	89		77	40		11
Total Liabilities	557		53,421	87		24
Net Assets	$428,674		$318,955	$290,444		$77,329
† Cost of investments	$313,621		$344,498	$—		$—
†† Cost of repurchase agreements	—		15,000	—		—
††† Cost of affiliated investments	6,521		5,833	223,744		65,119
†††† Cost (premiums received)	—		13	—		—
Net Assets:
Paid-in Capital — (unlimited authorization — par value $0.001)	$304,708		$326,843	$222,092		$65,035
Undistributed net investment income	1,072		22	1,799		339
Accumulated net realized gain (loss) on investments, affiliated investments, capital gain distributions from affiliated investments, written options, futures contracts and foreign currency transactions	18,914		(2,939)	46		(157)
Net unrealized appreciation (depreciation) on investments and affiliated investments	103,989		(4,844)	66,507		12,112
Net unrealized depreciation on futures contracts	—		(131)	—		—
Net unrealized depreciation on written option contracts	—		(1)	—		—
Net unrealized appreciation (depreciation) on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(9)		5	—		—
Net Assets	$428,674		$318,955	$290,444		$77,329
Net Asset Value, Offering and Redemption Price Per Share	$43.17		$22.62	$102.94		$21.23
	(428,673,986 ÷ 9,930,968 shares	)	(318,955,176 ÷ 14,099,089 shares )	(290,443,671 ÷ 2,821,395 shares	)	(77,328,849 ÷ 3,641,819 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2018	37

STATEMENTS OF OPERATIONS ($ THOUSANDS)

For the year ended June 30, 2018

	Growth Fund	Income Fund	Balanced Growth Fund	Balanced Income Fund
Investment Income:
Dividend income	$8,116	$—	$—	$—
Dividend income from affiliated registered investment company	133	28	3,963	1,291
Interest income	182	8,614	—	—
Less: foreign taxes withheld	—	(1)	—	—
Total Investment Income	8,431	8,641	3,963	1,291
Expenses:
Investment advisory fees	2,683	1,320	—	—
Administration fees	865	629	438	118
Social witness and licensing fees	649	472	—	—
Shareholder servicing fees	433	314	—	—
Trustee fees	7	5	5	1
Chief compliance officer fees	2	1	1	—
Transfer agent fees	95	69	64	17
Professional fees	44	32	28	8
Registration fees	34	25	24	6
Printing fees	30	22	11	6
Custodian fees	7	15	12	4
Proxy Fees	2	2	2	2
Other expenses	13	80	18	4
Total Expenses	4,864	2,986	603	166
Less:
Waiver of investment advisory fees	(1,095)	(475)	—	—
Waiver of administration fees	(2)	—	(216)	(44)
Net Expenses	3,767	2,511	387	122
Net Investment Income	4,664	6,130	3,576	1,169
Net Realized and Change in Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	24,491	(1,388)	—	—
Affiliated investments	—	—	2,984	878
Written and purchased options	—	203	—	—
Capital gain distributions received from affiliated investment	—	—	9,743	1,540
Futures contracts	96	103	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	30,412	(6,654)	—	—
Affiliated investments	—	—	7,325	(25)
Written and purchased options	—	(1)	—	—
Futures contracts	—	(160)	—	—
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(1)	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	$59,662	$ (1,767)	$ 23,628	$3,562

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

38	New Covenant Funds / Annual Report / June 30, 2018

STATEMENTS OF CHANGES IN NET ASSETS ($ THOUSANDS)

For the year ended June 30,

	Growth Fund		Income Fund
	2018	2017	2018	2017
Operations:
Net investment income	$4,664	$2,960	$6,130	$4,775
Net realized gain (loss) from investments, affiliated investments, written and purchased options and futures contracts	24,587	36,775	(1,082)	578
Net change in unrealized appreciation (depreciation) on investments, affiliated investments, written and purchased options and futures contracts	30,412	27,540	(6,815)	(4,322)
Net change in unrealized depreciation on foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	(1)	—	—	—
Net increase (decrease) in net assets resulting from operations	59,662	67,275	(1,767)	1,031
Dividends and Distributions From:
Net investment income	(3,990)	(2,811)	(6,403)	(5,601)
Net realized gains	(24,050)	—	—	—
Total dividends and distributions	(28,040)	(2,811)	(6,403)	(5,601)
Capital Share Transactions:
Proceeds from shares issued	26,353	9,910	46,144	31,435
Reinvestment of dividends & distributions	23,504	490	626	620
Cost of shares redeemed	(65,034)	(57,578)	(24,802)	(19,493)
increase (decrease) in net assets derived from capital share transactions	(15,177)	(47,178)	21,968	12,562
Net increase in net assets	16,445	17,286	13,798	7,992
Net Assets:
Beginning of Year	412,229	394,943	305,157	297,165
End of Year	$428,674	$412,229	$318,955	$305,157
Undistributed Net Investment Income Included in Net Assets at Year End	$1,072	$471	$22	$18
Share Transactions:
Shares issued	628	259	2,010	1,355
Shares issued in lieu of dividends and distributions	563	13	27	27
Shares redeemed	(1,527)	(1,544)	(1,084)	(837)
Increase (Decrease) in net assets derived from share transactions	(336)	(1,272)	953	545

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2018	39

STATEMENTS OF CHANGES IN NET ASSETS ($ THOUSANDS) (Concluded)

For the year ended June 30,

	Balanced Growth Fund		Balanced Income Fund
	2018	2017	2018	2017
Operations:
Net investment income	$3,576	$2,885	$1,169	$977
Net realized gain from investments, affiliated investments, written and purchased options and futures contracts	2,984	1,337	878	320
Capital gain distributions received from affiliated investments	9,743	—	1,540	—
Net change in unrealized appreciation (depreciation) on investments, affiliated investments, written and purchased options and futures contracts	7,325	24,638	(25)	3,359
Net increase in net assets resulting from operations	23,628	28,860	3,562	4,656
Dividends and Distributions From:
Net investment income	(2,619)	(2,917)	(1,097)	(982)
Net realized gains	(2,087)	(6,990)	(600)	(1,021)
Total dividends and distributions	(4,706)	(9,907)	(1,697)	(2,003)
Capital Share Transactions:
Proceeds from shares issued	17,404	13,386	6,327	4,903
Reinvestment of dividends & distributions	4,118	9,013	1,322	1,632
Cost of shares redeemed	(35,970)	(39,812)	(11,285)	(8,033)
decrease in net assets derived from capital share transactions	(14,448)	(17,413)	(3,636)	(1,498)
Net increase (decrease) in net assets	4,474	1,540	(1,771)	1,155
Net Assets:
Beginning of Year	285,970	284,430	79,100	77,945
End of Year	$290,444	$285,970	$77,329	$79,100
Undistributed Net Investment Income Included in Net Assets at Year End	$1,799	$415	$339	$199
Share Transactions:
Shares issued	172	143	300	241
Shares issued in lieu of dividends and distributions	41	98	63	81
Shares redeemed	(356)	(426)	(534)	(394)
Decrease in net assets derived from share transactions	(143)	(185)	(171)	(72)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

40	New Covenant Funds / Annual Report / June 30, 2018

FINANCIAL HIGHLIGHTS

For the years ended June 30,

For a Share Outstanding Throughout the Year

	Growth Fund
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$40.15	$34.23	$38.28	$43.70	$37.28
Investment Activities:
Net investment income(1)	0.46	0.27	0.27	0.22	0.23
Net realized and unrealized gains(losses) on securities and foreign currency transactions(1)	5.34	5.91	(1.67)	2.29	8.55
Total from investment activities	5.80	6.18	(1.40)	2.51	8.78
Dividends and Distributions from:
Net investment income	(0.39)	(0.26)	(0.21)	(0.22)	(0.24)
Net realized gains	(2.39)	–	(2.44)	(7.71)	(2.12)
Total dividends and distributions	(2.78)	(0.26)	(2.65)	(7.93)	(2.36)
Net Asset Value, End of Period	$43.17	$40.15	$34.23	$38.28	$43.70
Total Return†	14.74%	18.12%	(3.68)%	6.41%	24.18%
Supplemental Data and Ratios:
Net assets, end of period ($ Thousands)	$428,674	$412,229	$394,943	$416,158	$424,852
Ratio of net expenses to average net assets	0.87%	0.95%	1.02%	1.02%	1.02%
Ratio of expenses to average net assets, excluding waivers	1.12%	1.13%	1.14%	1.12%	1.15%
Ratio of net investment income to average net assets	1.08%	0.73%	0.76%	0.54%	0.55%
Portfolio turnover rate	24%	50%	103%	107%	86%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

New Covenant Funds / Annual Report / June 30, 2018	41

FINANCIAL HIGHLIGHTS (Continued)

For the years ended June 30,

For a Share Outstanding Throughout the Year

	Income Fund
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$23.21	$23.58	$23.09	$23.13	$22.77
Investment Activities:
Net investment income(1)	0.45	0.37	0.40	0.35	0.34
Net realized and unrealized gains(losses) on securities (1)	(0.57)	(0.31)	0.51	(0.01)	0.41
Total from investment activities	(0.12)	0.06	0.91	0.34	0.75
Dividends and Distributions from:
Net investment income	(0.47)	(0.43)	(0.42)	(0.38)	(0.39)
Total dividends and distributions	(0.47)	(0.43)	(0.42)	(0.38)	(0.39)
Net Asset Value, End of Period	$22.62	$23.21	$23.58	$23.09	$23.13
Total Return†	(0.54)%	0.27%	4.00%	1.46%	3.31%
Supplemental Data and Ratios:
Net assets, end of period ($ Thousands)	$318,955	$305,157	$297,165	$304,295	$309,039
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets, excluding waivers	0.95%	0.95%	0.98%	0.95%	0.98%
Ratio of net investment income to average net assets	1.95%	1.58%	1.71%	1.50%	1.50%
Portfolio turnover rate	210%	140%	202%	115%	168%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

The accompanying notes are an integral part of the financial statements.

42	New Covenant Funds / Annual Report / June 30, 2018

	Balanced Growth Fund
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$96.48	$90.32	$101.71	$101.92	$89.69
Investment Activities:
Net investment income(1)	1.23	0.94	0.88	0.85	1.43
Net realized and unrealized gains(losses) on securities (1)	6.86	8.44	(1.63)	3.71	12.23
Total from investment activities	8.09	9.38	(0.75)	4.56	13.66
Dividends and Distributions from:
Net investment income	(0.90)	(0.94)	(1.72)	(2.86)	(1.43)
Net realized gains	(0.73)	(2.28)	(8.92)	(1.91)	–
Total dividends and distributions	(1.63)	(3.22)	(10.64)	(4.77)	(1.43)
Net Asset Value, End of Period	$102.94	$96.48	$90.32	$101.71	$101.92
Total Return†	8.45%	10.59%	(0.50)%	4.54%	15.30%
Supplemental Data and Ratios:
Net assets, end of period ($ Thousands)	$290,444	$285,970	$284,430	$297,560	$305,924
Ratio of net expenses to average net assets	0.13%	0.14%	0.14%	0.14%	0.14%
Ratio of expenses to average net assets, excluding waivers	0.21%	0.23%	0.27%	0.26%	0.27%
Ratio of net investment income to average net assets	1.22%	1.01%	0.94%	0.83%	1.48%
Portfolio turnover rate	11%	4%	14%	13%	6%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2018	43

FINANCIAL HIGHLIGHTS (Concluded)

For the years ended June 30,

For a Share Outstanding Throughout the Year

	Balanced Income Fund
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.74	$20.06	$21.20	$21.55	$19.95
Investment Activities:
Net investment income(1)	0.31	0.25	0.24	0.22	0.30
Net realized and unrealized gains(losses) on securities (1)	0.63	0.95	0.02	0.46	1.68
Total from investment activities	0.94	1.20	0.26	0.68	1.98
Dividends and Distributions from:
Net investment income	(0.29)	(0.25)	(0.31)	(0.47)	(0.30)
Net realized gains	(0.16)	(0.27)	(1.09)	(0.56)	(0.08)
Total dividends and distributions	(0.45)	(0.52)	(1.40)	(1.03)	(0.38)
Net Asset Value, End of Period	$21.23	$20.74	$20.06	$21.20	$21.55
Total Return†	4.57%	6.11%	1.41%	3.22%	10.01%
Supplemental Data and Ratios:
Net assets, end of period ($ Thousands)	$77,329	$79,100	$77,945	$80,203	$85,622
Ratio of net expenses to average net assets	0.15%	0.19%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets, excluding waivers	0.21%	0.23%	0.27%	0.25%	0.26%
Ratio of net investment income to average net assets	1.48%	1.25%	1.19%	1.04%	1.44%
Portfolio turnover rate	10%	5%	17%	15%	9%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

44	New Covenant Funds / Annual Report / June 30, 2018

NOTES TO FINANCIAL STATEMENTS

June 30, 2018

1. ORGANIZATION

New Covenant Funds (the “Trust”), an open-end, diversified management investment company, was organized as a Delaware business trust on September 30, 1998. It currently consists of four investment funds: New Covenant Growth Fund (“Growth Fund”), New Covenant Income Fund (“Income Fund”), New Covenant Balanced Growth Fund (“Balanced Growth Fund”), and New Covenant Balanced Income Fund (“Balanced Income Fund”), (individually, a “Fund,” and collectively, the “Funds”). The Funds commenced operations on July 1, 1999. The Trust’s authorized capital consists of an unlimited number of shares of beneficial interest of $0.001 par value. Effective February 20, 2012, the Funds’ investment adviser is SEI Investments Management Corporation (the “Adviser”). Prior to February 20, 2012, the Funds’ investment adviser was One Compass Advisors, a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation.

The objectives of the Funds are as follows:

Growth Fund	Long-term capital appreciation.

Income Fund	High level of current income with preservation of capital.

Balanced Growth Fund	Capital appreciation with less risk than would be present in a portfolio of only common stocks.

Balanced Income Fund	Current income and long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Trust’s Board of Trustees. The Trust’s fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the

New Covenant Funds / Annual Report / June 30, 2018	45

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2018

security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, the adviser or sub-adviser may request that a Committee Meeting be called. In addition, the Trust’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Committee Meeting should be called based on the information provided.

The Growth Fund holds international securities that also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by this Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Growth Fund will value the non-U.S. securities that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options not traded on a national securities exchange are valued at the last quoted bid price.

Futures cleared through a central clearing house (“centrally cleared futures”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures is provided by an independent source. On days when there is excessive volume, market volatility or the future does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures position.

The assets of the Balanced Growth Fund and the Balanced Income Fund (the “Balanced Funds”) consist primarily of investments in underlying affiliated investment companies, which are valued at their respective daily net asset values in accordance with the established NAV of each fund.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs.

46	New Covenant Funds / Annual Report / June 30, 2018

For the year ended June 30, 2018, there have been no significant changes to the Trust’s fair valuation methodologies. For details of the investment classifications reference the Schedules of Investments.

Securities Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Repurchase Agreements — To the extent consistent with its investment objective and strategies, a Fund may enter into repurchase agreements which are secured by obligations of the U.S. Government with a bank, broker-dealer or other financial institution. Each repurchase agreement is at least 102% collateralized and marked-to-market. However, in the event of default or bankruptcy by the counterparty to the repurchase agreement, realization of the collateral may by subject to certain costs, losses or delays.

Futures Contracts — To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of June 30, 2018, if applicable.

New Covenant Funds / Annual Report / June 30, 2018	47

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2018

Options Writing/Purchasing — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option contracts to enhance its returns. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is a Fund may pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Forward Treasury Commitments — To the extent consistent with its investment objective and strategies, the Growth Fund and Income Fund may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be higher or lower than the purchase price. A Fund may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance. These transactions may increase the overall investment exposure for a Fund (and so may also create investment leverage) and involve a risk of loss if the value of the securities declines prior to the settlement date.

Master Limited Partnerships — To the extent consistent with its investment objective and strategies, a Fund may invest in entities commonly referred to as “MLPs” that are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, for- wards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. Federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Delayed Delivery Transactions — To the extent consistent with its investment objective and strategies, the Growth Fund and Income Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by those Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Funds will set aside liquid assets in an amount sufficient to meet the purchase price. When

48	New Covenant Funds / Annual Report / June 30, 2018

purchasing a security on a delayed delivery basis, that Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Growth Fund, Balanced Growth Fund and Balanced Income Fund; declared and paid monthly for the Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. As of June 30, 2018, the Funds did not own any illiquid securities.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Administration Agreement — The Trust entered into an Administration Agreement with SEI Investments Global Funds Services (the “Administrator”). Under the Administration Agreement, the Administrator provides administrative and accounting services to the Funds. Under the terms of the Administration Agreement, the Administrator is entitled to a fee of 0.20% of each Fund’s average daily net assets. The Administrator has voluntarily agreed to waive a portion of its fee so that the total annual expenses of the Balanced Growth Fund and the Balanced Income Fund, exclusive of acquired fund fees and expenses, will not exceed certain voluntary expense limitations adopted by the Adviser. Accordingly, effective April 1, 2017, the voluntary expense limitations are 0.13% and 0.15% for the Balanced Growth Fund and the Balanced Income Fund, respectively. These voluntary waivers may be terminated by the adviser at any time.

Transfer Agent Servicing Agreement — In 2008, the Trust entered into a transfer agent servicing agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect, wholly-owned subsidiary of U.S. Bancorp. Under the terms of the Agreement, USBFS is entitled to account based fees and annual fund level fees, as well as reimbursement of out-of-pocket expenses incurred in providing transfer agency services.

Investment Advisory Agreement — The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement (“Agreement”) with SEI Investments Management Corporation (the “Adviser”). Under the Agreement, the Adviser is responsible for the investment management of the Funds and receives an annual advisory fee of 0.62% for the Growth Fund and 0.42% for the Income Fund. The Adviser does not receive an advisory fee for the Balanced Growth Fund and Balanced Income Fund. The Adviser has voluntarily agreed to waive a portion of its fee so that the total annual expenses of the Growth and Income Funds, exclusive of acquired fund fees and expenses, will not exceed certain voluntary expense limitations adopted by the Adviser. Accordingly, effective April 1, 2017, the voluntary expense limitation is 0.80% and 0.87% for the Income Fund and Groth Fund, respectively.

The Adviser has entered into sub-advisory agreements to assist in the selection and management of investment securities in the Growth Fund and the Income Fund. It is the responsibility of the sub-advisers, under the direction of the Adviser, to make day-to-day investment decisions for these Funds. The Adviser, not the Funds, pays each sub-adviser a quarterly fee, in arrears, for their services. The Adviser pays sub-advisory fees directly from its own advisory fee. The sub-advisory fees are based on the assets of the Fund allocated to the sub-adviser for which the sub- adviser is responsible for making investment decisions.

The following are the sub-advisers for the Growth Fund: BlackRock Investment Management, LLC, Brandywine Global Investment Management, LLC, Coho Partners, Ltd. and Parametric Portfolio Associates LLC.

New Covenant Funds / Annual Report / June 30, 2018	49

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2018

The following are the sub-advisers for the Income Fund: Income Research & Management, Western Asset Management Company and Western Asset Management Company Limited.

Shareholder Service Plan and Agreement — The Trust entered into a Shareholder Service Plan and Agreement (the “Agreement”) with the Distributor. Per the Agreement, a Fund is authorized to make payments to certain entities which may include investment advisors, banks, trust companies and other types of organizations (“Authorized Service Providers”) for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Providers for its clients or other parties with whom they have a servicing relationship. Under the terms of the Agreement, the Growth Fund and the Income Funds are authorized to pay an Authorized Service Provider a shareholder servicing fee at an annual rate of up to 0.10% of the average daily net asset value of the Growth Fund and Income Fund, respectively, which fee will be computed daily and paid monthly, for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship.

Distribution Agreement — The Trust issues shares of the Funds pursuant to a Distribution Agreement with SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”). In consideration of the services and facilities to be provided by the Distributor or any service provider, each of the Growth Fund and the Income Fund (if such Fund has issued Shares) will pay to the Distributor a fee, as agreed from time to time, at an annual rate of up to 0.10% (ten basis points) of the average daily net asset value of the Growth Fund and the Income Fund, respectively, which fee will be computed daily and paid monthly.

Social Witness Services and License Agreement — The Trust retained New Covenant Trust Company (“NCTC”) to ensure that each Fund continues to invest consistent with social witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). No less than annually, NCTC will provide the Trust with an updated list of issuers in which the Funds will be prohibited from investing.

NCTC will distribute to the Trust proxy voting guidelines and shareholder advocacy services for the Funds that NCTC deems to be consistent with social witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). The Trust also engages NCTC to vote Fund proxies consistent with such proxy voting guidelines. NCTC shall monitor and review and, as necessary, amend the Proxy Voting Guidelines periodically to ensure that they remain consistent with the social witness principles.

NCTC also grants to the Trust a non-exclusive right and license to use and refer to the trade name, trademark and/ or service mark rights to the name “New Covenant Funds” and the phrase “Funds with a Mission”, in the name of the Trust and each Fund, and in connection with the offering, marketing, promotion, management and operation of the Trust and the Funds.

In consideration of the services provided by NCTC, the Growth Fund and the Income Fund will each pay to NCTC a fee at an annual rate of 0.15% of the average daily net asset value of the shares of such Fund, which fee will be computed daily and paid monthly.

Payment to Affiliates — Certain officers and/or interested trustees of the Trust are also officers of the Distributor, the Adviser, the Administrator or NCTC. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly and interim board meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser, the Administrator or NCTC.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board.

Investment in Affiliated Security — The Funds may invest excess cash in the SEI Daily Income Trust (SDIT) Government Fund, an affiliated money market fund. The Balanced Funds invest in the Growth Fund and Income Fund.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the ‘‘Program’’) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the ‘‘SEI Funds’’). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (‘‘Repo Rate’’), and more favorable

50	New Covenant Funds / Annual Report / June 30, 2018

to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (‘‘Bank Loan Rate’’). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. During the year ended June 30, 2018, the Trust did not participate in interfund lending.

4. DERIVATIVE TRANSACTIONS

The International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

To reduce counterparty risk with respect to Over The Counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Fund’s ISDA master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA Master Agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities and therefore disclose these derivative assets and derivative liabilities on a gross basis. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

The following is a summary of the variation margin of exchange-traded financial derivative instruments of the Funds as of June 30, 2018 ($ Thousands):

	Financial Derivative Asset	Financial Derivative Liability
	Variation Margin Asset	Variation Margin Liability
Fund	Futures	Futures
Income Fund	$2	$29

Cash with a total market value of $209 ($ Thousands) has been pledged as collateral for exchange-traded derivative instruments as of June 30, 2018.

New Covenant Funds / Annual Report / June 30, 2018	51

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2018

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities, excluding U.S. government and other short-term investments, for the year ended June 30, 2018, were as follows:

Fund	Purchases (excluding Short-Term Investments & U.S. Government Securities) ($ Thousands)	Sales (excluding Short-Term Investments & U.S. Government Securities) ($ Thousands)	Purchases of U.S. Government Securities ($ Thousands)	Sales of U.S. Government Securities ($ Thousands)
Growth Fund	$101,091	$129,832	$ —	$ —
Income Fund	55,942	37,899	638,560	633,127
Balanced Growth Fund	32,279	39,051	—	—
Balanced Income Fund	7,411	10,099	—	—

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for federal income tax is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, reclassification of long term capital gain distributions on Real Estate Investment Trust securities, foreign exchange gain and loss, reclassification of income from Passive Foreign Investment Companies, non-deductible expenses, expired CLCO and basis adjustments for investments in partnerships, have been reclassified to/ (from) the following accounts as of June 30, 2018:

	Undistributed Net Investment Income (Loss) ($ Thousands)	Accumulated Net Realized Gain (Loss) ($ Thousands)	Paid-in Capital ($ Thousands)
Growth Fund	$ (73)	$ 72	$ 1
Income Fund	277	50,750	(51,027)
Balanced Growth Fund	427	(412)	(15)
Balanced Income Fund	68	(65)	(3)

The tax character of dividends and distributions paid during the last two years ended June 30 were as follows:

		Ordinary Income ($ Thousands)	Long Term Capital Gains ($ Thousands)	Total Taxable Deductions ($ Thousands)	Total Distributions Paid ($ Thousands)
Growth Fund	2018	$ 5,007	$ 23,033	$ 28,040	$ 28,040
	2017	2,811	—	2,811	2,811
Income Fund	2018	6,403	—	6,403	6,403
	2017	5,601	—	5,601	5,601
Balanced Growth Fund	2018	2,619	2,087	4,706	4,706
	2017	2,992	6,915	9,907	9,907
Balanced Income Fund	2018	1,114	583	1,697	1,697
	2017	1,036	967	2,003	2,003

52	New Covenant Funds / Annual Report / June 30, 2018

As of June 30, 2018, the components of distributable earnings (accumulated losses) were as follows:

		Undistributed Ordinary Income ($ Thousands)		Undistributed Long-Term Capital Gain ($ Thousands)		Capital Loss Carryforwards ($ Thousands)		Post- October Losses ($ Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)		Other Temporary Differences ($ Thousands)		Total Distributable Earnings (Accumulated Losses) ($ Thousands)
New Covenant Growth Fund	$	1,498	$	20,398	$	—	$	—	$	102,068	$	—	$	123,964
New Covenant Income Fund		634		—		(898)		(2,070)		(4,870)		(685)		(7,889)
New Covenant Balanced Growth Fund		2,249		10,962		—		—		55,141		—		68,352
New Covenant Balanced Income Fund		430		1,990		—		—		9,873		—		12,293

Post October losses represent losses realized on investment transactions from November 1, 2017 through June 30, 2018 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year. Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2018 through June 30, 2018 and specified losses realized on investment transactions from November 1, 2016 through June 30, 2018, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards incurred in taxable years beginning before December 22, 2010 may be carried forwards for a maximum period of eight years and applied against future net realized gains. At June 30, 2018, the breakdown of capital loss carryforwards was as follow:

	Expires 2018 ($ Thousands)	Total Capital Loss Carryforwards ($ Thousands) June 30, 2018
Income Fund	$ 51,027	$0

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total* ($ Thousands)
Income Fund	$0	$898	$898

*This table should be used in conjunction with the capital loss carryforwards table.

For Federal income tax purposes, the cost of securities owned at June 30, 2018, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to wash sales, MLP basis adjustments and basis adjustments from investments in registered investment companies which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at June 30, 2018 was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Growth Fund	$ 322,054	$ 114,002	$ (11,934)	$ 102,068
Income Fund	442,918	8	(4,882)	(4,874)
Balanced Growth Fund	235,110	57,182	(2,041)	55,141
Balanced Income Fund	67,358	12,112	(2,239)	9,873

New Covenant Funds / Annual Report / June 30, 2018	53

NOTES TO FINANCIAL STATEMENTS (Concluded)

June 30, 2018

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of June 30, 2018, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. CONCENTRATIONS/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the con- tract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

The market values of the Income Fund’s investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The Growth Fund concentrates its investments in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The Funds will not invest more than 15% of the value of their net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days are subject to this 15% limit. The Funds may purchase securities which are not registered under the Securities Act of 1933 (the “Securities Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. In some cases, such securities are classified as “illiquid securities;” however, any such security will not be considered illiquid so long as it is determined by the Adviser, under guidelines approved by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

The Income Fund may invest a limited amount of assets in debt securities which are rated below investment grade (hereinafter referred to as “lower- rated securities”) or which are unrated but deemed equivalent to those rated below investment grade by the portfolio managers. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher-grade issues, and typically involve greater risks. The yields on lower-rated securities will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. Lower-rated securities are subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, and increase the possibility of default.

The Balanced Growth Fund and Balanced Income Fund invest their assets primarily in the Growth Fund and the Income Fund. By investing primarily in shares of these Funds, shareholders of the Balanced Funds indirectly pay a portion of the operating expenses, management fees and brokerage costs of the underlying Funds as well as their own operating expenses. Thus, shareholders of the Balanced Funds may indirectly pay slightly higher total operating expenses and other costs than they would pay by directly owning shares of the Growth Fund and Income Fund. A change in the asset allocation of either Balanced Fund could increase or reduce the fees and expenses actually borne by investors in that Fund. The Balanced Funds are also subject to rebalancing risk. Rebalancing activities, while undertaken to maintain a Fund’s investment risk-to- reward ratio, may cause the Fund to under-perform other funds with similar investment objectives. For the Balanced Growth Fund, it is possible after rebalancing from equities into a greater percentage of fixed-income securities, that equities will outperform fixed income investments. For the Balanced Income Fund, it is possible that after rebalancing from fixed-income securities into a greater percentage of equity securities, that fixed-income securities will outperform equity investments. The performance of the Balanced Growth Fund and the Balanced Income Fund depends on the performance of the underlying Funds in which they invest.

54	New Covenant Funds / Annual Report / June 30, 2018

8. CONCENTRATION OF SHAREHOLDERS

On June 30, 2018, the number of shareholders below held the following percentage of the outstanding shares of the Funds. These shareholders are affiliated with the Funds.

	# of Shareholders	% of Outstanding Shares
Growth Fund	3	50.22%
Income Fund	3	56.35%
Balanced Growth Fund	1	1.0%
Balanced Income Fund	1	0.9%

9. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2018.

New Covenant Funds / Annual Report / June 30, 2018	55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

NEW COVENANT FUNDS:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of New Covenant Funds (the “Trust”), comprised of the New Covenant Growth Fund, New Covenant Income Fund, New Covenant Balanced Growth Fund, and New Covenant Balanced Income Fund (collectively, the “Funds”), as of June 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

August 28, 2018

56	New Covenant Funds / Annual Report / June 30, 2018

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of June 30, 2018.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	104	Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	104	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	104	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust and New Covenant Funds.

New Covenant Funds / Annual Report / June 30, 2018	57

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)(Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 59 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	104	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 69 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	104	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 74 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	104	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	104	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 62 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernest & Young LLP from 2006- 2015. Partner Ernest & Young LLP from 1997-2015. Prudential, 1983-1997.Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	104	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Joan A. Binstock One Freedom Valley Drive Oaks, PA 19456 64 years old	Trustee	since 2018	Retired since February 2018. Chief Financial Officer and Chief Operations Officer at Lord, Abbett & Co. LLC from 1999 to 2018. Chief Financial Officer and Vice President at Lord, Abbett Family of Mutual Funds from 1999 to 2017. Chief Operating Officer at Morgan Grenfell Asset Management from 1997 to 1999. Director and Head of the Asset Management Regulatory Advisory Practice at Ernst & Young, LLP from 1995-1997. Vice President of Mutual Fund Accounting and Compliance at JPMorgan Fund Services from 1993-1995. Director and Chief Administrative/Compliance Officer at BEA Associates from 1991 to 1993. Member of the Board and Audit Committee at DTCC Institutional Trade Processing since 2013. Founding Board Member at Association of Institutional Investors since 2010. Vice Chair of the Board at Bronx High School of Science Endowment Fund since 2015. Board Member at Greyston Foundation since 2003 and at Greyston Bakery from 2003 to 2009 and since 2014.	104	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust
James B. Taylor One Freedom Valley Drive Oaks, PA 19456 67 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	104	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust and New Covenant Funds.

58	New Covenant Funds / Annual Report / June 30, 2018

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 70 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Assistant Controller since 2017		Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 54 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012.Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 46 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 40 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Vice President	since 2012	Director of Global Investment Product Management January 2004 - to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 36 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust and New Covenant Funds.

New Covenant Funds / Annual Report / June 30, 2018	59

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

June 30, 2018

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2017 to June 30, 2018).

The table on this page illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return: This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 7/1/17	Ending Account Value 6/30/18	Annualized Expense Ratios	Expenses Paid During Period*
Growth Fund
Actual Fund Return	$1,000.00	$1,031.00	0.87%	$4.38
Hypothetical 5% Return	$1,000.00	$1,020.48	0.87%	$4.36
Income Fund
Actual Fund Return	$1,000.00	$987.10	0.80%	$3.94
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
Balanced Growth Fund†
Actual Fund Return	$1,000.00	$1,014.30	0.13%	$0.65
Hypothetical 5% Return	$1,000.00	$1,024.15	0.13%	$0.65
Balanced Income Fund†
Actual Fund Return	$1,000.00	$1,003.10	0.15%	$0.74
Hypothetical 5% Return	$1,000.00	$1,024.50	0.15%	$0.75

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
†	Excludes expenses of the underlying affiliated investment companies.

60	New Covenant Funds / Annual Report / June 30, 2018

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

New Covenant Funds (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 27-28, 2018 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on September 11-13, 2017 and December 5-6, 2017. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the

New Covenant Funds / Annual Report / June 30, 2018	61

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) (Concluded)

factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various fee levels, actual management fees, and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and

62	New Covenant Funds / Annual Report / June 30, 2018

profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and their affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

New Covenant Funds / Annual Report / June 30, 2018	63

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a June 30, 2018 taxable year end, this notice is for information purposes only. For shareholders with a June 30, 2018 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended June 30, 2018, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

Fund	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income	Total Distributions (Tax Basis)	(C) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(D) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(E) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
New Covenant Growth Fund	82.14%	17.86%	100.00%	100.00%	100.00%	0.00%	0.47%	100.00%
New Covenant Income Fund	0.00%	100.00%	100.00%	0.00%	0.00%	11.19%	68.05%	0.00%
New Covenant Balanced Growth Fund	44.35%	55.65%	100.00%	34.76%	43.00%	0.00%	0.00%	0.00%
New Covenant Balanced Income Fund	34.38%	65.62%	100.00%	18.01%	22.08%	0.00%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)

The percentage in this column represents the amount of ‘‘Qualifying Dividend Income’’ and is reflected as a percentage of ‘‘Ordinary Income Distributions.’’ It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

(3)

‘‘U.S. Government Interest’’ represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Items (A) and (B) are based on the percentage of each Fund’s total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each Fund. Item (E) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

64	New Covenant Funds / Annual Report / June 30, 2018

NEW COVENANT FUNDS ANNUAL REPORT JUNE 30, 2018

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

New Covenant Fund

877-835-4531

NCF-F-001 (06/18)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least three audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan Cote, George J. Sullivan, Jr., Hubert L. Harris, and Jim Taylor, Jr. Messrs. Cote, Sullivan, Harris, and Taylor are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2018 and 2017 as follows:

		Fiscal 2018			Fiscal 2017
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$67,960	N/A	$0	$66,000	N/A	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees (3)	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$341,386	$0	$0	$415,697	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.
(3)	Tax fees include amounts related to tax compliance and consulting services

(e)(1) The Registrant’s Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditors during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2018	Fiscal 2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees billed by KPMG for the fiscal years 2018 and 2017 were $341,386 and $415,697, respectively. Non-audit fees consist of a service organization controls report review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a) The Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on February 22, 2012, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

New Covenant Funds

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 7, 2018

By	/s/ James J. Hoffmayer
James J. Hoffmayer
Controller & CFO

Date: September 7, 2018